--------------------------------------------------------------------------------
Description of art work on front cover of report.

Solid blue box covering entire left hand side of cover with the name
WRIGHT INVESTORS'SERVICE in white at top.
-------------------------------------------------------------------------------

THE WRIGHT
   MANAGED
 BLUE CHIP
INVESTMENT
     FUNDS




Wright logo



Semi-Annual Report
     June 30, 1997

                  The Wright Managed Blue Chip Investment Funds
===============================================================================


     THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS CONSISTS OF FOUR EQUITY FUNDS FROM THE WRIGHT MANAGED EQUITY TRUST, A MONEY MARKET FUND AND FOUR OTHER FIXED INCOME FUNDS FROM THE WRIGHT MANAGED INCOME TRUST. EACH OF THE NINE FUNDS HAVE DISTINCT INVESTMENT OBJECTIVES AND POLICIES. THEY CAN BE USED SINGLY OR IN COMBINATION TO ACHIEVE VIRTUALLY ANY OBJECTIVE. FURTHER, AS THEY ARE ALL "NO-LOAD" FUNDS (NO COMMISSIONS OR SALES CHARGES), PORTFOLIO ALLOCATION STRATEGIES CAN BE ALTERED AS DESIRED TO MEET CHANGING MARKET CONDITIONS OR CHANGING REQUIREMENTS WITHOUT INCURRING ANY SALES CHARGES. EXCEPT AS NOTED, EACH FUND OFFERS TWO CLASSES OF SHARES DESIGNATED AS INSTITUTIONAL SHARES AND STANDARD SHARES.

                         Approved Wright Investment List

Securities selected for equity portfolios are drawn from investment lists prepared by Wright Investors' Service (Wright) known as The Approved Wright Investment List (AWIL) The Approved Wright Junior Blue Chip List (AWJBCL) and the International Approved Wright Investment List (International AWIL). Companies are selected by Wright as having the highest investment quality among those equity securities which are considered as "investment grade". The corporations may be large or small, exchange traded or over-the-counter, and may include those not currently paying dividends on their shares. Companies are, in the opinion of Wright, soundly financed and have established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets for their publicly owned shares.


                                Four Equity Funds

Wright Selected Blue Chip Equities Fund (WBC) seeks to enhance total investment return of price appreciation plus income by providing active management of equities of well-established companies meeting strict quality standards. Equities selected are limited to those companies on the AWIL whose current operations reflect defined, quantified characteristics which have been determined to offer comparatively superior total investment returns over the intermediate term. The process selects those companies from the AWIL, regardless of size, based on Wright's evaluation of their outlook as described above. Investments are equally weighted.

Wright Junior Blue Chip Equities Fund (WJBC). This portfolio seeks to enhance total investment return of price appreciation plus income by providing management of equities of smaller companies still experiencing their rapid growth period. Equity securities selected are limited to those companies on the AWJBCL which consists of smaller companies than those on the AWIL but which meet a higher standard of profitability and growth characteristics.

Wright Major Blue Chip Equities Fund (WMBC) seeks to enhance total investment return of price appreciation plus income by providing management of a broadly diversified portfolio of equities of larger well-established companies meeting strict quality standards. In selecting companies from the AWIL for this portfolio, the Investment Committee of Wright selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae takes into consideration factors such as over/under valuation and compatibility with current market trends. Investments in the portfolio are equally weighted in the selected securities.

Wright International Blue Chip Equities Fund (WIBC). This is a broadly diversified portfolio of equities of well-established, non-U.S. companies meeting strict quality standards. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment.


                               A Money Market Fund

Wright U.S. Treasury Money Market Fund (WTMM) seeks a high rate of current income but with added safety that comes from limiting its investments to securities of the U.S. Government and its agencies. There may be an added advantage to investors that reside in states and municipalities that do not tax dividend income from mutual funds investing exclusively in U.S. Government securities. This Fund only offers Standard Shares.


                             Four Fixed-Income Funds

Wright U.S. Treasury Near Term Fund (WNTB), like WUSTB, is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government, which are guaranteed as to principal and interest by the full faith and credit of the U.S. Government. The average weighted maturity varies from one to five years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly.

Wright U.S. Treasury Fund (WUSTB) is invested in U.S. Treasury bills, notes and bonds, which are guaranteed as to principal and interest by the full faith and credit of the U.S. Government, and which are not expected to be taxable by certain state or municipal governments. Maturities are relatively long. Dividends are accrued daily and paid monthly.

Wright Total Return Bond Fund (WTRB) is a diversified portfolio of quality government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return, i.e. the best total of ordinary income plus capital appreciation. Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. This Fund only offers Standard Shares.

Wright Current Income Fund (WCIF) may be invested in a variety of securities and may use a number of strategies to produce a high level of income with reasonable stability of principal. Currently, this portfolio is primarily invested in mortgage Participation Certificates issued by the Government National Mortgage Association (GNMA). GNMA guarantees that the fund will receive timely principal and interest payments. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly.

                                   TABLE OF CONTENTS
===============================================================================


              INVESTMENT OBJECTIVES ........................Inside Front Cover

              LETTER TO SHAREHOLDERS .....................................   2

              MANAGEMENT DISCUSSION.......................................   3

              DIVIDEND DISTRIBUTIONS......................................   7


              FINANCIAL STATEMENTS
              --------------------

              WRIGHT MANAGED EQUITY TRUST
                  Statements of Assets and Liabilities..................... 11
                  Statements of Operations................................. 12
                  Statements of Changes in Net Assets...................... 13
                  Financial Highlights..................................... 15
                  Notes to Financial Statements............................ 19

              WRIGHT MANAGED INCOME TRUST
                  Statements of Assets and Liabilities..................... 23
                  Statements of Operations................................. 25
                  Statements of Changes in Net Assets...................... 27
                  Financial Highlights..................................... 29
                  Notes to Financial Statements............................ 34

              WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                  Statements of Assets and Liabilities..................... 38
                  Statements of Operations................................. 40
                  Statements of Changes in Net Assets...................... 42
                  Financial Highlights..................................... 44
                  Notes to Financial Statements............................ 46


              PORTFOLIOS
            ---------------

                  Wright Major Blue Chip Equities Fund (WMBC).............. 50
                  Wright Total Return Bond Fund (WTRB)..................... 52
                  Wright U.S. Treasury Money Market Fund (WTMM)............ 53
                  Wright Selected Blue Chip Equities Portfolio (WBC)....... 54
                  Wright Junior Blue Chip Equities Portfolio (WJBC)........ 56
                  Wright International Blue Chip Equities Portfolio (WIBC). 58
                  Wright U.S. Treasury Near Term Portfolio (WNTB).......... 61
                  Wright U.S. Treasury Portfolio (WUSTB)................... 62
                  Wright Current Income Portfolio (WCIF)................... 63

                             LETTER TO SHAREHOLDERS




                                                                    July 1997

Dear Shareholders:

As it did in 1995 and 1996, the U.S. stock market surpassed most expectations during the first half of 1997. After a mediocre first three months, the second quarter of 1997 turned out to be the best quarter for the Dow Jones Industrial Average (DJIA) in ten years, bringing the DJIA's first-half price rise to 19%. Outside the U.S., stock prices also had healthy gains over the first half of 1997. The catalyst for the global stock market strength in the first half of 1997 was a worldwide downtrend in interest rates, which largely reflected more moderate economic growth in the U.S. and favorable inflation readings virtually everywhere.

U.S. bond market values declined during the opening three months of 1997, hurt in part by the Federal Reserve's 25 basis-point increase in interest rates in March; but bond prices rebounded during the second quarter, as investor fears of further tightening by the Federal Reserve receded. The first quarter's inordinately strong demand, which the Fed cited as the reason for its March 25 interest rate increase, has given way to more moderate growth, easing concerns that inflation is about to escalate. In fact, by all the evidence, global inflation rates headed lower during the second quarter. Bond yields in the major markets abroad declined to a 25-year low during the second quarter. In the first week of July, the 30-year U.S. Treasury bond yield was back down to 6.6%, below its year-end 1996 rate.

As the second half of 1997 begins, the U.S. economic environment remains close to an optimal mix of growth and inflation. Nonetheless, the stock market's outsized advance over the past 30 months leaves little margin for error. Over the past 12 months, the S&P 500's P/E multiple has expanded more than 10% (from 19 to 22, on a trailing basis). Treasury bond yields would probably have to fall back below 6% - which may not occur until economic slowing gets a lot more severe than currently - to justify P/Es this high. Even then, history suggests that there has to be a point at which valuations will win out over momentum. Should the U.S. stock market fall victim to profit taking, foreign equities would most likely do the same.

Most important stock market peaks are associated with deteriorating economic or corporate fundamentals. So long as the outlook for corporate profits and interest rates remains positive, any market correction over the coming months is unlikely to develop into an outright bear market. In Wright's view, high-quality stocks and bonds can be expected to provide investors with inflation-beating returns over the balance of 1997 and 1998. Longer term, the outlook remains favorable for high-quality stocks. Rising productivity and record corporate profits, low inflation, the shrinking U.S. budget deficit and greater fiscal discipline around the globe, and an aging population increasingly inclined toward investment constitute a positive environment for equity securities into the 21st century.

As always, it should be understood that past performance does not guarantee future results and that investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing internationally entails additional risks, such as currency fluctuations and potential political instability.

The paragraphs on the following pages discuss the various economic, political and market factors affecting the investment performance of the Wright Equity and Fixed-Income Funds during the first half of 1997 and prospects for the period ahead.

                                                          Sincerely,




                                                          Peter M. Donovan
                                                          President

                             MANAGEMENT DISCUSSION
================================================================================

STOCK FUNDS
------------

The U.S. stock market extended its winning streak to eight straight quarters with a slight gain in the first quarter of 1997 and a double-digit rate of advance in the second quarter. What appeared to be the start of a serious global stock market correction in late March and early April turned out to have been the launching pad for yet another leg to the worldwide bull market in equities. In the early trading sessions of July, this bullish trend has carried the stock market averages to new highs. Valuations are high at midyear 1997, and any loss of momentum could result in a period of market consolidation or correction.

Price/earnings multiples have recently climbed to levels rarely seen in postwar market history. At 20 times forecast year-ahead earnings, the S&P 500's current pricing represents a premium of close to 50% over the market's 50-year average P/E. But even allowing for some shrinkage in P/E multiples, today's positive investment fundamentals form the basis for expecting an 8% or so rate of return from stocks over the coming five years. As favorable as current demographics are for financial assets, the principal factors driving the bull market in stocks are more basic: moderate but steady economic growth, low inflation, solid growth in corporate profits, declining interest rates, and rising productivity. Following 15 years of returns averaging 19%, an 8% annual rate of investment return might seem skimpy, but it still represents a 5% or so premium over inflation and should compare favorably with the likely returns on alternative investments.



WRIGHT SELECTED BLUE CHIP EQUITIES FUND

For the first half of 1997, the Wright Selected Blue Chip Equities Fund (WBC) had a 15.7% total return, ahead of the Lipper equity growth fund average return of 14.3%. Contributing to the Fund's strong results was good performance from stocks in the construction, technology, non-bank finance, and machinery industries during the second quarter. Fund performance also benefited from above-market industry positions in construction, machinery, and transportation stocks, groups that outperformed the market. Detracting from WBC's first-half 1997 results was the portfolio's underweighting in the health care industry, one of the quarter's best performing groups. Small- and mid-cap issues generally lagged big, Dow-type stocks during the second quarter, despite their more moderate valuations. This continuing disparity between big- and small-cap stocks was again a drag on the relative performance of the Selected Blue Chip Fund.

At midyear 1997, Selected Blue Chip Equities were trading at an average of 15 times forecast 1997 earnings, more than 25% below the S&P 500's P/E multiple of
20. In the event a period of correction or consolidation descends upon the U.S. stock market in the months ahead, the WBC's discount P/E may limit the portfolio's downside exposure, as should the 14% average earnings growth rate forecast for WBC stocks in 1997-98.



WRIGHT JUNIOR BLUE CHIP EQUITIES FUND

The Wright Junior Blue Chip Fund (WJBC) had a 15.3% total investment return for the first half of 1997, which compares favorably with both the Russell 2000's 10.2% return and Value Line's 13.5% for the same period. WJBC benefited in the first half from strong results in the printing and publishing group. Lower-than-market exposure in the health care and electronics industries held down returns a bit, as did a relatively poor showing in machinery stocks and retailers.

In terms of projected 1997 earnings, WJBC stockholdings were trading at a 30% P/E discount to the S&P 500 (14 versus 20) at midyear 1997. Relatively low valuations and earnings growth up to twice as fast as the S&P 500's projected 7.5% in 1997-98 are expected to contribute to comparatively good market performance by the high-quality mid- and small-cap stocks in the Junior Blue Chip Fund in the quarters ahead.


WRIGHT MAJOR BLUE CHP EQUITIES FUND

During the second quarter of 1997, the Wright Quality Core Fund changed its name to the Wright Major Blue Chip Fund (WMBC), reflecting the Fund's increasing focus on big-cap quality stocks. WMBC had a 20.0% investment return during the first half of 1997, as compared with a 14.3% return for the Lipper equity growth fund average. WMBC performance was aided by the good showing of the big-cap sector of the stock market, as well as by good performance in the communications utilities, machinery and equipment, and metal products industries. WMBC underweighting in health care stocks hurt performance.

At June 30, the average price/earnings multiple for the stocks in the WMBC was 17, a discount of about 15% from the S&P 500's P/E of 20 (in terms of estimated 1997 earnings). For 1997-98, earnings growth is projected at an average of 12%-14%, well above the 7%-8% forecast for the S&P 500.


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

The Wright International Blue Chip Fund (WIBC) earned a 6.5% total investment return during 1997's first half, behind the return of the FT/S&P World ex U.S. total return index of 11.3%. Canada, Hong Kong and Mexico were all good markets for the International Blue Chip Fund in the first half; U.K. stock holdings underperformed. WIBC's big underweighting in Japan relative to the FT/S&P benchmark helped during the first quarter but hampered results in the second quarter, when the Japanese stock market produced a better-than-10% rebound in local currency terms plus a nearly 10% recovery in the yen against the U.S. dollar.

As measured by the FT/S&P country indexes, European markets produced total returns averaging 14% in U.S. dollars during the first half; Nordic markets also rose 14%; Japan was up 9%; and the Pacific ex Japan region edged up 2%. The U.S. stock market outperformed 23 of the 27 largest foreign markets during the first half.

As 1997 has progressed, we have seen far more increases in forecasts of global economic growth for 1997 and 1998 than reductions. At the same time, inflation estimates have been almost universally lowered recently. Against this backdrop, interest rates have moved lower almost everywhere. Prospects for Europe's Monetary Union (EMU) have not been helped by stubborn budget deficits in France and Germany; Italy and Spain, on the other hand, have made progress toward meeting EMU targets. The U.K. and Canada raised lending rates during the second quarter, but for the most part, interest rate trends are flat or to the downside. Japan's economic recovery still lacks the support of domestic demand, and confidence remains low. In the aggregate, after years of lagging in GDP, profits and stock prices, foreign economies and markets have some catching up to do against the U.S., in Wright's view.


FIXED-INCOME FUNDS
-------------------

With U.S. economic growth moderating, bond prices rallied during the second quarter, pushing bond returns to the plus side for the year to date. The yield on the 30-year Treasury bond, which rose during the opening three months of

1997, declined 30 basis points from March through June, closing the second quarter at 6.8%. By mid-July, the downtrend in yields had carried the 30-year T-bond under 6.5%. Along the length of the Treasury yield curve, the decline in yields has averaged 70 basis points in the three months since the April 11 peak in rates.

Economic growth pulled back in the second quarter following a robust first quarter. The economy that was raging ahead at a nearly 6% growth rate in the first quarter probably grew 2% or less in the second. At the same time, all indications are that global competition and economic slack, along with gains in productivity, are keeping inflation under control. Consumer prices rose at an annual rate of under 2% over the first half of 1997, while producer prices declined. Gold and oil prices were also in a moderating trend at midyear.

These economic conditions allowed the Federal Reserve (the Fed) to keep monetary policy unchanged during the second quarter, after boosting rates one-quarter percentage point in March. Wright expects that economic growth will pick up again in the second half of 1997, and this may prompt the Fed to raise interest rates again before the year is out. With chances of a flare-up in inflation remote, any further tightening by the Fed is likely to be modest. Nevertheless, the possibility of Fed tightening and investors' stubborn inflation fears could keep the bond market volatile over the summer. Over the past 24 months, buying (lengthening) when the 30-year T-bond has been above 7% and selling when it approached 6% has been a successful fixed-income strategy; Wright believes that this range for bonds may persist for a while yet. In May, when the long T-bond yield was around 7%, Wright lengthened the maturities of its longer-term bond portfolios.


WRIGHT U.S. TREASURY MONEY MARKET FUND

The coupon-equivalent yield on 90-day Treasury bills stayed in a fairly narrow band during the first half of 1997, ending the period at 5.25%, down 10 basis points from its March 31 level and little changed from its year-end 1996 rate. The Wright U.S. Treasury Money Market Fund (WTMM) earned a total investment return of 2.4% over the January-June period, compared with 2.5% earned by the average U.S. Treasury money market fund and 2.5% for 90-day T-bills during the same period.

Since raising the federal funds rate by 25 basis points on March 25, the Fed has passed on two more chances to tighten monetary policy. The Fed may yet decide to tighten in the months ahead, but with inflation pressures quiescent, any rise in short-term rates is likely to be quite modest. Over the coming 12 months, Treasury bill returns are expected to remain in the 5.0%-5.5% range. Average maturity on WTMM Fund holdings at midyear 1997 was 73 days.


WRIGHT U.S. TREASURY NEAR TERM FUND

Over the second quarter of 1997, the average maturity of the Wright U.S. Treasury Near-Term Fund (WNTB) was raised to about 2.0 years, matching the 2.0 year average at the end of 1996. Yields on Treasury securities in this maturity range climbed about 20 basis points for the first half. So far this year, this Fund has earned 2.5%, matching the first-half return from three-month Treasury bills. Over the last 12 months, the WNTB Fund's 5.7% return has topped the 5.1% return from T-bills.

At June 30, the Wright U.S. Treasury Near Term Portfolio was invested 97% in U.S. Treasury Securities and 3% in government agency issues. Its yield to maturity was 6.0%, up from 5.9% at December 31. On May 1, 1997, WNTB transferred all of its assets to the Wright U.S. Treasury Near Term Portfolio in exchange for an interest in the Portfolio.

WRIGHT U.S. TREASURY FUND

The Wright U.S. Treasury Fund (WUSTB) earned a total investment return of 1.9% in the first half of 1997, which compares with a 3.2% return for the Lipper fixed income fund average and 2.6% for the Lehman government bond composite. During the second quarter, the maturity of the WUSTB was raised to 8.3 years (duration 5.8 years), up from 7.7 years (5.5) at the end of the first quarter and about even with December 1996 levels. Yields in the 8-year maturity range increased 10-15 basis points during 1997's first half.

At midyear 1997, with bond yields lower than they were a year earlier, WUSTB has earned 7.2% over the last 12 months, as compared with 8.3% for the Lipper bond fund average. WUSTB's 7.9% compound annual rate of return over the last five years compares with a 6.6% return for the Lipper average. At June 30, the yield to maturity on the WUSTB was 6.5%, down from 6.9% three months earlier.


WRIGHT TOTAL RETURN BOND FUND

During the second quarter of 1997, with yields on long-term Treasury securities exceeding 7%, Wright raised the Wright Total Return Bond Fund's (WTRB) maturity to 8.2 years from 7.8 at the end of March and 8.0 at December 1996; over the same period, its duration moved up to 5.8 years from 5.7. At June 30, WTRB's yield to maturity was 6.5%, down from 6.9% three months earlier.

During the first half of 1997, WTRB had a total return of 2.0%, as compared with a 3.2% return for the Lipper bond fund average and 2.7% for the Lehman government/corporate composite. For the year through June, the WTRB Fund returned 7.4%.


WRIGHT CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) had a total investment return of 3.8% in the second quarter of 1997, bringing its first-half return to 3.4%, in line with the returns earned by the Morningstar government mortgage fund average. Over the past 12 months, the WCIF has earned 8.6%, also in line with the return for the Morningstar fund average.

The Wright Current Income Portfolio is invested in Ginnie Maes, which are mortgage-based securities backed by the U.S. government. WCIF, which pays a dividend monthly, is particularly suited for income-oriented investors. Its indicated annual yield of 6.5% as of June 30 was more than double the rate of core consumer price inflation.

                             DIVIDEND DISTRIBUTIONS
                                   (UNAUDITED)
================================================================================




                N.A.V.     Distri-     Distri-                                 12 Month    5 Year       10 Year     Cum.
  Period          Per      bution      bution       Shares                     Invstmnt   Invstmnt     Invstmnt   Invstmnt
  Ending         Share     $  P/S     in Shares      Owned         Value        Return     Return       Return     Return
                                                                                        (Annualized) (Annualized)(Annualized)
-------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)

   1/4/83                  $10.00                                 100.00     $1,000.00

  Dec.96          17.73     2.040    0.116173       302.60      5,365.08        18.57%       9.77%      12.01%      12.76%

  Jan.97          18.06                             302.60      5,464.96        18.80%      10.69%      11.04%      12.82%
  Feb.97          18.46                             302.60      5,586.00        19.55%      10.99%      10.74%      12.93%
  Mar.97          16.47     1.540    0.090855       330.09      5,436.58        14.83%      11.10%      10.42%      12.63%
  Apr.97          17.03                             330.09      5,621.43        17.27%      11.81%      11.17%      12.82%
  May 97          18.21                             330.09      6.010.94        22.77%      13.25%      11.94%      13.26%
  Jun 97          18.76     0.040    0.002111       330.79      6,205.62        26.32%      14.56%      11.64%      13.43%


---------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT JUNIOR BLUE CHIP EQUITIES FUND (WJBC)

 1/15/85         $10.00                             100.00     $1,000.00

 Dec. 96           8.86     3.700    0.427252       361.54      3,203.20        17.53%       8.95%       9.22%      10.22%

  Jan.97           9.00                             361.54      3,253.86        18.51%       8.83%       8.11%      10.29%
  Feb.97           9.16                             361.54      3,311.71        17.92%       8.75%       7.64%      10.38%
  Mar 97           8.96     0.025    0.002729       362.53      3,248.27        14.69%       9.00%       7.49%      10.13%
  Apr.97           9.02                             362.53      3,270.02        14.94%       9.90%       7.91%      10.12%
  May 97           9.80                             362.53      3,552.79        21.96%      11.42%       8.74%      10.79%
  Jun.97          10.18     0.010    0.000993       362.89      3,694.22        27.54%      13.58%       8.70%      11.06%


----------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)

 7/22/85         $10.00                             100.00     $1,000.00

 Dec. 96          12.45     2.300    0.186840       342.36      4,262.34        17.63%      10.44%      12.38%      13.51%

  Jan.97          12.88                             342.36      4,409.60        19.52%      11.08%      11.47%      13.73%
  Feb.97          13.12                             342.36      4,491.76        19.52%      11.31%      11.05%      13.82%
  Mar 97          10.68     2.050    0.185688       405.93      4,335.33        13.84%      11.12%      10.59%      13.37%
  Apr.97          11.24                             405.93      4,562.65        18.47%      12.25%      11.56%      13.76%
  May 97          12.05                             405.93      4,891.46        24.78%      13.87%      12.29%      14.33%
  Jun.97          12.58     0.020    0.001566       406.57      5,114.65        31.14%      15.54%      12.17%      14.65%


----------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)

 9/14/89         $10.00                             100.00     $1,000.00

 Dec. 96          16.69     1.110    0.068434       113.48      1,893.98        20.73%      10.69%         --        9.00%

  Jan.97          16.36                             113.48      1,856.53        15.61%      10.07%         --        8.74%
  Feb.97          16.59                             113.48      1,882.63        15.85%      10.28%         --        8.85%
  Mar.97          15.93     0.533    0.033670       117.30      1,868.59        11.56%      10.80%         --        8.64%
  Apr.97          15.81                             117.30      1,854.51         8.32%       9.89%         --        8.44%
  May 97          16.48                             117.30      1,933.10        11.59%       9.56%         --        8.92%
  Jun.97          17.19                             117.30      2,016.39        16.04%      10.83%         --        9.42%



--------------------------------------------------------------------------------------------------------------------------------

 THE INCOME TRUST -- WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)

                                    MONTHLY                  CUMULATIVE              ANNUALIZED   INVESTMENT   RETURN
   MONTH                          NET INCOME                   RETURN             ______________________________________
   ENDING                          PER SHARE                PER SHARE (a)           1  Month     3  Month     Cumulative
-------------------------------------------------------------------------------------------------------------------------------

                                                              $1,000.00
  Jan.  31                          $0.003993                  1,003.99                4.70%           --         4.70%
  Feb.  29                           0.003596                  1,007.60                4.69%           --         4.70%
  Mar.  31                           0.003997                  1,011.63                4.71%         4.73%        4.72%
  Apr.  30                           0.003918                  1,015.59                4.77%         4.75%        4.74%
  May   31                           0.004028                  1,019.68                4.74%         4.77%        4.76%
  Jun.  30                           0.003917                  1,023.67                4.76%         4.79%        4.77%

                                    ----------

      Total                         $0.023449


                 (a): Assumes reinvestment of monthly dividends.


--------------------------------------------------------------------------------------------------------------------------------

                N.A.V.     Distri-     Distri-                                 12 Month    5 Year       10 Year     Cum.
  Period          Per      bution      bution       Shares                     Invstmnt   Invstmnt     Invstmnt   Invstmnt
  Ending         Share     $  P/S     in Shares      Owned         Value        Return     Return       Return     Return
                                                                                        (Annualized) (Annualized)(Annualized)
---------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. TREASURY NEAR TERM FUND (WNTB)

 7/25/83       $10.00                               100.000    $1,000.00

   12/96        10.24     0.050356     0.004918     281.416     2,881.70         3.91%       5.28%       6.65%       8.19%

    1/97        10.23     0.050379     0.004925     282.802     2,893.06         3.53%       5.55%       6.59%       8.17%
    2/97        10.21     0.045606     0.004467     284.065     2,900.31         4.39%       5.54%       6.57%       8.14%
    3/97        10.14     0.049701     0.004901     285.457     2,894.54         4.36%       5.61%       6.60%       8.08%
    4/97        10.17     0.047795     0.004700     286.799     2,916.75         5.25%       5.57%       6.89%       8.09%
    5/97        10.18     0.044897     0.004418     288.066     2,932.51         5.60%       5.40%       6.97%       8.08%
    6/97        10.20     0.049211     0.004825     289.456     2,952.45         5.70%       5.26%       6.91%       8.08%

                         ---------
   Total                 $0.287589


-------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. TREASURY FUND (WUSTB)

 7/25/83       $10.00                               100.000    $1,000.00

   12/96        13.58     0.234859     0.017294     281.677     3,825.17        -1.23%       7.49%       8.09%      10.50%

    1/97        13.52     0.063075     0.004666     282.991     3,826.04        -1.13%       8.23%       7.96%      10.43%
    2/97        13.45     0.056319     0.004190     284.177     3,822.18         3.40%       8.05%       7.81%      10.36%
    3/97        13.08     0.172383     0.013168     287.919     3,765.98         3.33%       7.99%       7.85%      10.18%
    4/97        13.22     0.058865     0.004453     289.201     3,823.24         6.17%       8.31%       8.50%      10.23%
    5/97        13.27     0.053364     0.004021     290.364     3,853.13         7.47%       7.95%       8.68%      10.23%
    6/97        13.37     0.058092     0.004345     291.626     3,899.03         7.21%       7.91%       8.69%      10.26%

                         ---------
   Total                 $0.462098
---------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT TOTAL RETURN BOND FUND (WTRB)

 7/25/83       $10.00                               100.000    $1,000.00

   12/96        12.50     0.059626     0.004770     280.396     3,504.95         0.87%       6.46%       6.97%       9.78%

    1/97        12.44     0.058615     0.004712     281.718     3,504.57         0.49%       6.86%       6.78%       9.72%
    2/97        12.37     0.053439     0.004320     282.935     3,499.90         3.84%       6.76%       6.70%       9.65%
    3/97        12.13     0.058576     0.004807     284.295     3,448.50         3.62%       6.58%       6.66%       9.47%
    4/97        12.27     0.055727     0.004542     285.586     3,504.14         6.42%       6.79%       7.30%       9.54%
    5/97        12.32     0.057371     0.004657     286.916     3,534.80         7.90%       6.57%       7.52%       9.54%
    6/97        12.40     0.055875     0.004506     288.209     3,573.79         7.43%       6.45%       7.50%       9.57%

                         ---------
   Total                 $0.339603
-------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT CURRENT INCOME FUND (WCIF)

 4/14/87       $10.00                               100.000    $1,000.00

   12/96        10.43     0.057090     0.005474     211.500     2,205.95         4.31%       6.17%         --        8.48%

    1/97        10.43     0.057396     0.005502     212.664     2,218.08         4.27%       6.73%         --        8.47%
    2/97        10.42     0.053324     0.005117     213.752     2,227.30         6.03%       6.63%         --        8.44%
    3/97        10.23     0.058897     0.005729     214.977     2,199.21         5.13%       6.53%         --        8.23%
    4/97        10.33     0.053487     0.005176     216.089     2,232.20         7.06%       6.61%       8.37%       8.32%
    5/97        10.38     0.051743     0.004985     217.167     2,254.19         8.80%       6.37%       8.49%       8.35%
    6/97        10.45     0.056802     0.005436     218.347     2,281.73         8.64%       6.35%       8.49%       8.41%

                         ---------
   Total                 $0.331649


                           WRIGHT MANAGED EQUITY TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 1997 (UNAUDITED)
===============================================================================


                                                       Wright Selected    Wright Junior    Wright Major  Wright International
                                                          Blue Chip         Blue Chip        Blue Chip         Blue Chip
                                                        Equities Fund     Equities Fund   Equities Fund+     Equities Fund
                                                            (WBC)            (WJBC)           (WMBC)            (WIBC)
-------------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments --
     Identified cost...............................    $           -     $          -     $  19,155,969     $          -
     Unrealized appreciation (depreciation)........                -                -         4,382,814                -
     Investments in Portfolio, at value............      228,965,249       13,968,334                 -      300,207,666
                                                         ------------     ------------      ------------     ------------

   Total investments, at value (Note 1A).........      $ 228,965,249     $ 13,968,334     $  23,538,783     $300,207,666

   Cash..........................................      -                 -                765,514           -
   Receivable for Fund shares sold...............                221                -                 -          102,885
   Dividend and interest receivable..............                  -                -            29,687                -
   Deferred organization expenses (Note 1D)......                  -                -            29,454                -
                                                         ------------     ------------      ------------     ------------

       Total Assets.............................       $ 228,965,470     $ 13,968,334     $  24,363,438     $300,310,551
                                                         ------------     ------------      ------------     ------------


LIABILITIES:
   Trustee fees payable..........................      $         562     $        562     $         562     $        562
   Accrued expenses and other liabilities........              5,675            1,658            52,177           16,826
                                                         ------------     ------------      ------------     ------------

       Total Liabilities.........................      $       6,237     $      2,220     $      52,739     $    (17,388)
                                                         ------------     ------------      ------------     ------------

NET ASSETS.......................................      $ 228,959,233     $ 13,966,114     $  24,310,699     $300,293,163
                                                        =============    =============    =============     =============

NET ASSETS CONSIST OF:
   Proceeds  from  sales of shares  (including  the market  value of  securities received in exchange for Fund shares and shares issued to  shareholders  in payment of distributions declared), less cost
     of shares reacquired........................      $ 157,087,582     $  9,396,813     $  15,940,739     $223,633,314
   Accumulated undistributed (overdistributed) net
     realized gain on investments and foreign
     currency (computed on the basis of
     identified cost)............................         13,410,662        1,538,203         4,202,163       (6,804,439)
   Unrealized appreciation of investments and trans-
     lation of assets and liabilities in foreign currency
     (computed on the basis of identified cost)..         57,524,805        3,436,554         4,382,814       80,616,047
   Undistributed (distributions in excess of) net
     investment income...........................            936,184         (405,456)         (215,017)       2,848,241
                                                         ------------     ------------      ------------     ------------

     Net assets applicable to outstanding shares.      $ 228,959,233     $ 13,966,114     $  24,310,699     $300,293,163
                                                        =============    =============    =============     =============
   SHARES OF BENEFICIAL INTEREST
     OUTSTANDING.................................         12,202,432        1,372,569         1,932,327       17,467,521
                                                        =============    =============    =============     =============
   NET ASSET VALUE, OFFERING PRICE,
     AND REDEMPTION PRICE PER SHARE
     OF BENEFICIAL INTEREST......................             $18.76            $10.18           $12.58           $17.19
                                                        =============    =============    =============     =============

+ The Wright Major Blue Chip Equities Fund does not invest in a corresponding master portfolio.

See Notes To Fiancial Statements

                           WRIGHT MANAGED EQUITY TRUST
                            STATEMENTS OF OPERATIONS
               For the Six Months Ended June 30, 1997 (UNAUDITED)
===============================================================================

                                                       Wright Selected    Wright Junior    Wright Major  Wright International
                                                          Blue Chip         Blue Chip        Blue Chip         Blue Chip
                                                        Equities Fund     Equities Fund   Equities Fund+     Equities Fund
                                                            (WBC)            (WJBC)           (WMBC)            (WIBC)
---------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1C):
  Income --
   Dividend income.................................    $   1,344,062     $     67,668     $     212,127     $  2,501,667
   Interest income.................................           61,184            6,140            10,880          118,994
   Less: Foreign taxes.............................                -                -                 -         (280,385)
   Dividend income allocated from Portfolio........          756,451           30,645                 -        1,832,796
   Interest income allocated from Portfolio........           42,782            1,974                 -           29,690
   Less: Foreign taxes from Portfolio..............                -                -                 -         (245,953)
   Expenses allocated from Portfolio...............         (242,383)          (4,690)                -         (437,231)
                                                         ------------     ------------      ------------     ------------
    Net investment income..........................    $   1,962,096     $    101,737     $     223,007     $  3,519,578
                                                         ------------     ------------      ------------     ------------
  Expenses --
   Investment Adviser fee (Note 2).................    $     437,112     $     36,602     $      57,979     $    716,225
   Administrator fee (Note 2)......................          134,715           13,028            25,004          151,371
   Compensation of Trustees not affiliated with the
    Investment Adviser or Administrator............            2,210            1,627             1,703              933
   Custodian fee (Note 1E).........................           23,222            6,380            14,121          101,900
   Distribution expenses (Note 3)..................          220,646           14,063            26,941          294,067
   Transfer and dividend disbursing agent fees.....           21,348            1,296             3,188           23,329
   Printing........................................              927            2,356             1,130            5,267
   Audit services..................................           29,550           23,850            25,550           25,200
   Legal services..................................            1,312            1,110            10,194            9,678
   Shareholder communication expense...............            9,932            3,107             1,241           20,843
   Amortization of organization expenses (Note 1D).                -                -               921                -
   Registration costs..............................            7,898            3,076             5,319            7,559
   Miscellaneous...................................                -            2,430             1,995           45,136
                                                         ------------     ------------      ------------     ------------
    Total expenses.................................    $     888,872     $    108,925     $     175,286     $  1,401,508
                                                         ------------     ------------      ------------     ------------
  Deduct --
   Preliminary reduction of Investment Adviser fee
       (Note 2)....................................    $           -     $     21,004     $      11,318     $          -
   Preliminary reduction of distribution expenses by
    Principal Underwriter (Note 2) ................                -           14,063             18,431               -
                                                         ------------     ------------      ------------     ------------
    Total deductions...............................    $           -     $     35,067     $       29,749    $          -
                                                         ------------     ------------      ------------     ------------
      Net expenses.................................    $     888,872     $     73,858     $     145,537     $  1,401,508
                                                         ------------     ------------      ------------     ------------
        Net investment income......................    $   1,073,224     $     27,879     $      77,470     $  2,118,070
                                                         ------------     ------------      ------------     ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment and foreign currency
   transactions (identified cost basis)............    $   8,148,211     $  1,058,209     $   4,203,632     $    563,608
  Net realized gain on investment and foreign currency
   transactions from Portfolio (identified cost basis)     5,276,964          343,723              -             555,061
                                                         ------------     ------------      ------------     ------------
  Net realized gain on investments.................    $  13,425,175     $  1,401,932     $   4,203,632     $  1,118,669
                                                         ------------     ------------      ------------     ------------
  Change in unrealized appreciation (depreciation)
    of investments and translation of assets and
    liabilities in foreign currencies .............    $   5,539,904     $    (727,910)    $    238,626     $ (5,954,162)
  Change in unrealized appreciation (depreciation)
    of investments and translation of assets and
    liabilities in foreign currencies from Portfolio      11,768,516         1,224,566              -         21,308,151
                                                         ------------     ------------      ------------     ------------
  Net change in unrealized appreciation
   (depreciation) of investments and translation of
    assets and liabilities in foreign currencies...    $  17,308,420     $     496,656     $    238,626   $   15,353,989
                                                         ------------     ------------      ------------     ------------
  Net realized and unrealized gain.................    $  30,733,595     $  1,898,588     $   4,442,258     $ 16,472,658
                                                         ------------     ------------      ------------     ------------
    Net increase in net assets from operations.....    $  31,806,819     $  1,926,467     $   4,519,728     $ 18,590,728
                                                        =============    =============     =============    =============

+ The Wright Major Blue Chip Equities Fund does not invest in a corresponding master portfolio.

See Notes To Fiancial Statements


                           WRIGHT MANAGED EQUITY TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================


                                                                      Wright Selected                 Wright Junior
                                                                         Blue Chip                      Blue Chip
                                                                       Equities Fund                  Equities Fund
                                                                           (WBC)                         (WJBC)
                                                                    Year Ended Dec. 31             Year Ended Dec. 31
                                                                -----------------------------------------------------------
                                                                   1997(1)         1996          1997(1)          1996
---------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations --
     Net investment income..................................   $  1,073,224   $   2,631,529   $     27,879   $    138,013
     Net realized gain on investments.......................     13,425,175      39,254,389      1,401,932      4,475,140
     Change in unrealized appreciation of investments.......     17,308,420      (2,677,293)       496,656     (1,773,925)
                                                               ------------   ------------    ------------   ------------

       Net increase in net assets
         resulting from operations.........................    $ 31,806,819   $  39,208,625   $  1,926,467   $  2,839,228
                                                               ------------   ------------    ------------   ------------

   Undistributed net investment loss included in
     price of shares sold and redeemed (Note 1G)............   $    (21,097)  $    (218,349)  $    (12,808)  $   (118,531)
                                                               ------------   ------------    ------------   ------------

   Distributions to shareholders (Note 1H)
     From net investment income.............................   $ (1,061,417)  $  (2,485,082)  $    (35,269)  $   (156,925)
     From net realized gain.................................    (17,114,932)    (21,491,146)       (14,330)    (4,391,022)
                                                               ------------   ------------    ------------   ------------

       Total distributions..................................   $(18,176,349)  $ (23,976,228)  $    (49,599)  $ (4,547,947)
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets from capital
     share transactions - (Note 4)..........................   $  7,184,279   $ (24,436,411)  $ (1,926,646)  $(10,137,508)
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets....................   $ 20,793,652   $  (9,422,363)  $    (62,586)  $(11,964,758)

NET ASSETS:

   At beginning of period...................................    208,165,581     217,587,944     14,028,700     25,993,458
                                                               ------------   ------------    ------------   ------------

   At end of period.........................................   $228,959,233   $ 208,165,581   $ 13,966,114   $ 14,028,700
                                                               =============  =============   =============  =============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME INCLUDED IN NET
   ASSETS AT END OF PERIOD..................................   $    936,184   $     945,474   $   (405,456)  $   (385,258)
                                                               =============  =============   =============  =============



(1)  For the six months ended June 30,1997 (unaudited).

See Notes To Fiancial Statements


                           WRIGHT MANAGED EQUITY TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
================================================================================



                                                                       Wright Major               Wright International
                                                                         Blue Chip                      Blue Chip
                                                                      Equities Fund+                  Equities Fund
                                                                          (WMBC)                         (WIBC)
                                                                    Year Ended Dec. 31             Year Ended Dec. 31
                                                               -------------------------------------------------------------
                                                                   1997(1)         1996          1997(1)          1996
----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations --
     Net investment income..................................   $     77,470   $     349,438   $  2,118,070   $  1,956,736
     Net realized gain on investments.......................      4,203,632      11,025,665      1,118,669     19,574,426
     Change in unrealized appreciation of investments.......        238,626      (5,101,936)    15,353,989     24,303,355
                                                               ------------   ------------    ------------   ------------

       Net increase in net assets
         resulting from operations.........................    $  4,519,728   $   6,273,167   $ 18,590,728   $ 45,834,517
                                                               ------------   ------------    ------------   ------------

   Undistributed net investment income (loss) included in
     price of shares sold and redeemed (Note 1G)............   $          -   $     (43,460)  $    202,503   $     23,205
                                                               ------------   ------------    ------------   ------------

   Distributions to shareholders (Note 4)
     From net investment income.............................   $    (86,622)  $    (342,817)  $   (396,732)  $ (1,527,735)
     From net realized gain.................................     (3,912,802)     (4,865,664)    (8,797,091)   (15,430,128)
                                                               ------------   ------------    ------------   ------------

       Total distributions..................................   $ (3,999,424)  $  (5,208,481)  $ (9,193,823)  $ (16,957,863)
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets from capital
     share transactions - Standard Shares...................   $(2,024,720)   $ (24,340,385)  $ 21,961,416   $  2,656,534
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets....................   $(1,504,416)   $ (23,319,159)  $ 31,560,824   $ 31,556,393

NET ASSETS:

   At beginning of period...................................     25,815,115      49,134,274    268,732,339    237,175,946
                                                               ------------   ------------    ------------   ------------

   At end of period.........................................   $ 24,310,699   $  25,815,115   $300,293,163   $268,732,339
                                                               =============  =============   =============  =============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME INCLUDED IN NET
   ASSETS AT END OF PERIOD..................................   $   (215,017)  $    (205,865)  $  2,848,241   $    924,400
                                                               =============  =============   =============  =============



(1)  For the six months ended June 30,1997 (unaudited).
+ The Wright Major Blue Chip Equities Fund does not invest in a corresponding master portfolio.

See Notes To Fiancial Statements


                           WRIGHT MANAGED EQUITY TRUST

                     WRIGHT SELECTED BLUE CHIP EQUITIES FUND
================================================================================


                                                                           Year Ended December 31,
                                                ------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              1997(3)       1996          1995         1994         1993         1992
------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 17.730     $ 16.830     $  13.850    $  14.920    $  14.790     $ 17.180
                                                 --------     --------     --------     --------     --------      --------

Income (Loss) from Investment Operations:
     Net investment income..................     $  0.086     $  0.204     $   0.226    $   0.233    $   0.196     $  0.222
     Net realized and unrealized gain (loss)
       on investments.......................        2.524        2.886         3.904       (0.763)       0.104        0.498
                                                 --------     --------     --------     --------     --------      --------

         Total income (loss)
           from investment operations.......     $  2.610     $  3.090     $   4.130    $  (0.530)   $   0.300     $  0.720
                                                 --------     --------     --------     --------     --------      --------

Less Distributions:
     From net investment income.............     $ (0.090)    $ (0.200)    $  (0.200)   $  (0.180)   $  (0.170)    $ (0.200)
     From net realized gain on investments..       (1.490)      (1.990)       (0.840)      (0.360)      --           (2.910)
     In excess of net realized gain
       on investments.......................         --         --            (0.110)      --           --           --
                                                 --------     --------     --------     --------     --------      --------

         Total distributions................     $ (1.580)    $ (2.190)    $  (1.150)   $  (0.540)   $  (0.170)    $ (3.110)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 18.760     $ 17.730     $  16.830    $  13.850    $  14.920     $ 14.790
                                                 =========    =========    =========    =========    =========    =========


Total Return (1)............................       15.67%       18.57%        30.34%       (3.52%)       2.06%        4.71%
Ratios/Supplemental Data:
     Net assets, end of period (000 omitted)     $ 228,959    $ 208,166     $217,588     $186,016    $ 175,481     $152,997
     Ratio of expenses to average net assets        1.05%(4)(6)  1.04%        1.04%        1.03%        1.03%        1.02%
     Ratio of net investment income to average
       net assets...........................        0.99%(4)     1.15%         1.44%        1.57%        1.28%        1.34%
     Portfolio turnover rate(5) ............          10%          43%           44%          72%          28%          77%
     Average commission rate paid (2) ......     $  0.0500    $  0.0497          --           --           --           --


(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged.
    For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Amount for the six months ended
    June 30, 1997 is for the period while the Fund was making investments directly in securities. The average commission rate paid for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3) For the six months ended June 30, 1997.
(4) Annualized.
(5) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statments which are included elsewhere in this report.
(6) Includes each Fund's share of its corresponding Portfolo's allocated expenses.


See Notes To Fiancial Statements


                           WRIGHT MANAGED EQUITY TRUST

                      WRIGHT JUNIOR BLUE CHIP EQUITIES FUND
===============================================================================

                                                                           Year Ended December 31,
                                                ------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              1997(5)       1996          1995         1994         1993         1992
------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $  8.860     $ 10.850     $  11.000    $  11.950    $  11.690     $ 14.720
                                                 --------     --------     --------     --------     --------      --------

Income (Loss) from Investment Operations:
     Net investment income (loss)(1)........     $ (0.027)    $  0.067     $   0.120    $   0.101    $   0.101     $  0.045
     Net realized and unrealized gain (loss)
       on investments.......................        1.382        1.738         1.977       (0.431)       0.809        0.315
                                                 --------     --------     --------     --------     --------      --------

         Total income (loss)
           from investment operations.......     $  1.355     $  1.805     $   2.097    $  (0.330)   $   0.910     $  0.360
                                                 --------     --------     --------     --------     --------      --------

Less Distributions:
     From net investment income.............     $ (0.025)    $ (0.100)    $  (0.100)   $  (0.100)   $  (0.060)    $ (0.030)
     From net realized gain on investments..       (0.010)      (3.695)       (1.030)      (0.520)      (0.590)      (3.360)
     In excess of net realized gain
       on investments.......................       --           --            (1.117)      --           --           --
                                                 --------     --------     --------     --------     --------      --------

         Total distributions................     $ (0.035)    $ (3.795)    $  (2.247)   $  (0.620)   $  (0.650)    $ (3.390)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 10.180     $  8.860     $  10.850    $  11.000    $  11.950     $ 11.690
                                                 =========    =========    =========    =========    =========    =========
Total Return(3).............................       15.33%       17.53%        20.51%       (2.75%)       7.93%        3.28%
Ratios/Supplemental Data:
     Net assets, end of period (000 omitted)     $  13,966    $  14,029    $  25,993    $  37,124    $  68,226     $ 64,635
     Ratio of expenses to average net assets(1)     1.18%(6)(8)  1.20%(2)     1.17%(2)     1.11%        1.09%         1.07%
     Ratio of net investment income to average
       net assets(1) .......................        0.42%(6)     0.73%        0.89%        0.91%        0.86%        0.31%
     Portfolio turnover rate(7) ............          25%          41%          40%          36%          38%          80%
     Average commission rate paid (4)  .....     $  0.0511    $  0.0511          --           --           --           --

(1)For the six months ended June 30, 1997 and the years ended December 31, 1996 and 1995, the Investment Adviser and the Principal Underwriter reduced their fees. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                  1997(5)       1996          1995
                                                 --------      ------        ------

     Net investment income (loss) per share.     $ (0.053)    $  0.048     $   0.105
                                                 =========    =========    =========
     Ratios (As a percentage of average net assets):

         Expenses...........................        1.71%(6)(8)  1.41%         1.28%
                                                 =========    =========    =========
         Net investment income..............       (0.11%)(6)    0.52%         0.78%
                                                 =========    =========    =========

(2) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1E). The computation of net expenses to average daily net assets reported above for the years ended
    December 31, 1996 and 1995 is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.15% and 1.14% for the years ended December 31, 1996 and 1995, respectively.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
(4) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged.
    For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Amount for the six months ended
    June 30, 1997 is for the period while the Fund was making investments directly in securities. The average commission rate paid for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(5) For the six months ended June 30, 1997.
(6) Annualized.
(7) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statments which are included elsewhere in this report.
(8) Includes each Fund's share of its corresponding Portfolo's allocated expenses.


See Notes To Fiancial Statements


                           WRIGHT MANAGED EQUITY TRUST

                      WRIGHT MAJOR BLUE CHIP EQUITIES FUND
================================================================================


                                                                            Year Ended December 31,
                                                 -------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              1997(5)       1996          1995         1994         1993         1992
--------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 12.450     $ 12.650     $  11.390    $  12.720    $  13.380     $ 14.730
                                                 --------     --------     --------     --------     --------      --------

Income (Loss) from Investment Operations:
     Net investment income(1)...............     $  0.033     $  0.064     $   0.153    $   0.180    $   0.176     $  0.179
     Net realized and unrealized gain (loss)
       on investments.......................        2.167        2.131         3.107       (0.295)      (0.046)       0.951
                                                 --------     --------     --------     --------     --------      --------

         Total income (loss)
           from investment operations.......     $  2.200     $  2.195     $   3.260    $  (0.115)   $   0.130     $  1.130
                                                 --------     --------     --------     --------     --------      --------

Less Distributions:
     From net investment income.............     $ (0.045)    $ (0.120)    $  (0.160)   $  (0.160)   $  (0.160)    $ (0.160)
     From net realized gain on investments..       (2.025)      (2.275)       (1.840)      (1.055)      (0.625)      (2.320)
     In excess of net realized gains........       --           --            --           --           (0.005)      --
                                                 --------     --------     --------     --------     --------      --------

         Total distributions................     $ (2.070)    $ (2.395)    $  (2.000)   $  (1.215)   $  (0.790)    $ (2.480)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 12.580     $ 12.450     $  12.650    $  11.390    $  12.720     $ 13.380
                                                 =========    =========    =========    =========    =========    =========

Total Return(3).............................       19.99%       17.63%        28.98%       (0.70%)       1.00%        8.02%
Ratios/Supplemental Data:
     Net assets, end of period (000 omitted)     $  24,311    $ 25,815     $  49,134    $  51,085    $  88,349     $ 81,674
     Ratio of expenses to average net assets(1)      1.17%(6)    1.08%(2)      1.07%(2)     0.99%        0.97%        1.01%
     Ratio of net investment income to average
         net assets(1)......................        0.62%(6)     0.90%         1.19%        1.46%        1.37%        1.20%
     Portfolio turnover rate................          69%          45%           83%          55%          53%          70%
     Average commission rate paid (4).......     $  0.0558    $  0.0564          --           --           --            --

(1)For the six months ended June 30, 1997 and the years ended December 31, 1996 and 1995, the Principal Underwriter reduced its fee. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                   1997         1996          1995
                                                  -----        ------        ------

     Net investment income per share........     $  0.017     $  0.061     $   0.150
                                                 =========    =========    =========
     Ratios (As a percentage of average net assets):

         Expenses...........................        1.41%        1.12%         1.09%
                                                 =========    =========    =========
         Net investment income..............        0.38%        0.86%         1.17%
                                                 =========    =========    =========

(2) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1E). The computation of net expenses to average daily net assets reported above for the years ended
    December 31, 1996 and 1995 is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.05% for the years ended
    December 31, 1996 and 1995.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
(4) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged.
    For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(5) For the six months ended June 30, 1997.
(6) Annualized.

See Notes To Fiancial Statements

                           WRIGHT MANAGED EQUITY TRUST

                  WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
================================================================================


                                                                           Year Ended December 31,
                                                 ---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              1997(3)       1996          1995         1994         1993         1992
----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........      $ 16.690     $ 14.770     $ 13.090    $ 13.410      $ 10.520    $ 11.040
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Income (loss) from Investment Operations:
     Net investment income..................       $ 0.129      $ 0.128      $ 0.142      $ 0.127      $ 0.107     $ 0.094
     Net realized and unrealized gain (loss)
         on investments.....................         0.904        2.902        1.638       (0.347)       2.853      (0.524)
                                                 ---------    ---------    ---------    ---------    ---------    ---------

         Total income (loss)
         from investment operations.........       $ 1.033      $ 3.030      $ 1.780     $ (0.220)     $ 2.960    $ (0.430)
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Less Distributions:
     From net investment income.............      $ (0.023)    $ (0.100)    $ (0.100)    $ (0.100)    $ (0.070)   $ (0.090)
     From net realized gains................        (0.510)      (1.010)      --           --           --          --
                                                 ---------    ---------    ---------    ---------    ---------    ---------


         Total distributions................      $ (0.533)    $ (1.110)    $ (0.100)    $ (0.100)    $ (0.070)   $ (0.090)
                                                 ---------    ---------    ---------    ---------    ---------    ---------



Net asset value, end of period..............       $17.190     $ 16.690     $ 14.770     $ 13.090     $ 13.410    $ 10.520
                                                ==========   ==========   ==========   ==========   ==========   ==========

Total Return(1).............................         6.46%       20.73%       13.61%       (1.64%)      28.22%      (3.94%)
Ratios/Supplemental Data
     Net assets, end of period (000 omitted)      $300,293     $268,732     $237,176      $200,232     $100,071    $ 74,409
     Ratio of expenses to average daily net
         assets.............................         1.26%(4)(6)  1.30%        1.29%        1.31%        1.46%       1.51%
     Ratio of net investment income to average
         daily net assets...................         1.45%(4)     0.82%        0.99%        1.00%        0.67%       0.81%
     Portfolio Turnover Rate(5) ............            4%          29%          12%          12%          30%         15%
     Average commision rate paid (2)........     $  0.0189    $  0.1882          --           --           --           --



(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged.
    For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Amount for the six months ended
    June 30, 1997 is for the period while the Fund was making investments directly in securities. The average commission rate paid for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3) For the six months ended June 30, 1997.
(4) Annualized.
(5) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statments which are included elsewhere in this report.
(6) Includes each Fund's share of its corresponding Portfolo's allocated expenses.

See Notes To Fiancial Statements

                           WRIGHT MANAGED EQUITY TRUST

                          NOTES TO FINANCIAL STATEMENTS
===============================================================================


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WBC) series, Wright Junior Blue Chip Equities Fund (WJBC) series, Wright Major Blue Chip Equities Fund (WMBC) series (formerly the Wright Quality Core Equities Fund), and Wright International Blue Chip Equities Fund
(WIBC)  series  (collectively  the Funds),  is registered  under the  Investment
Company Act of 1940, as amended, as a diversified, open-end, management investment company. WBC, WJBC, and WIBC invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. WBC invests its assets in the Selected Blue Chip Equities Portfolio, WJBC invests its assets in the Junior Blue Chip Equities Portfolio, and WIBC invests its assets in the International Blue Chip Equities Portfolio. On May 2, 1997, WBC, WJBC, and WIBC transferred their net assets (substantially all of their investable assets) to their corresponding Portfolio in exchange for interests in the Portfolio. WBC transferred net assets with a value of $214,549,482, including unrealized appreciation of $45,756,289. WJBC transferred net assets with a value of $12,729,749, including unrealized appreciation of $2,211,989. WIBC transferred net assets with a value of $283,992,069, including unrealized appreciation of $59,307,896. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (99.99%, 99.99%, and 99.99% at June 30, 1997 for WBC, WJBC, and WIBC, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates value. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees. Valuation of securities by WBC, WJBC and WIBC are discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Foreign Currency Translation -- Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income -- Before WBC, WJBC, and WIBC began investing in its corresponding Portfolio, the Funds held their own investments directly. For Funds which held investments directly, dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. The net investment income of WBC, WJBC, and WIBC consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

D. Deferred Organization Expenses -- Costs incurred by the Funds in connection with their organization are being amortized on the straight-line basis over five years from commencement of operations.

E. Expense Reduction -- The Funds have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

F. Federal Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates. For the purpose of Code Sec 852 (b)(3)(C), WBC and WJBC hereby designate $13,799,045 and $4,039,400, respectively, as long term capital gain distributions paid during the taxable year.

G. Equalization -- The Funds follow the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per-share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of Fund shares.

H. Distributions -- The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

I. Other -- Investment transactions are accounted for on the date the investments are purchased or sold.

J. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service (Wright) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six month period ended June 30, 1997, for WMBC the effective annual rate was 0.45%. To enhance the net income of the Fund, Wright made a reduction of its investment adviser fee in the amount of $11,318. Prior to May 2, 1997 (when WBC, WJBC, and WIBC transferred substantially all of their assets to their corresponding Portfolio in exchange for interests in their corresponding Portfolio), WBC, WJBC, and WIBC retained Wright as their investment adviser. The Portfolios have engaged Wright to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. For the period from January 1, 1997 to May 1, 1997, for WBC, WJBC, and WIBC, the effective annual rate was 0.61%, 0.55%, and 0.77%, respectively. To enhance the net income of the Funds, Wright made a reduction of its investment adviser fee for WJBC by $8,891. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the period ended June 30,1997, the effective annual rate was 0.12% for WBC, 0.20% for WJBC, 0.20% for WMBC, and 0.11% for WIBC. Certain of the
Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not affiliated with Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the Funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a subsidiary of Wright Investors' Service, an annual rate of 2/10 of 1% of each Fund's average daily net assets for activities primarily intended to result in the sale of each Fund's shares. To enhance the net income of WJBC and WMBC, the Principal Underwriter made a reduction of its fee by $37,941 and $14,839, respectively.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                  Six Months Ended                     Year Ended
                                                              June 30, 1997 (UNAUDITED)             December 31, 1996
                                                              ------------------------------------------------------------
                                                              Shares            Amount          Shares            Amount
--------------------------------------------------------------------------------------------------------------------------

WRIGHT SELECTED BLUE CHIP EQUITIES FUND --
     Sold  ...............................................   1,074,572    $   18,957,010       3,370,863    $   58,680,124
     Issued to shareholders in payment
       of distributions declared..........................     866,184        14,718,027       1,117,467        19,510,827
     Reacquired...........................................  (1,482,135)      (26,490,758)     (5,675,972)     (102,627,362)
                                                            ----------    --------------     ----------     -------------

           Net increase (decrease)........................     458,621    $    7,184,279      (1,187,642)   $  (24,436,411)
                                                            ===========   ===============    ===========   ===============

WRIGHT JUNIOR BLUE CHIP EQUITIES FUND --
     Sold  ...............................................     221,644    $    2,029,805          99,920    $    1,044,278
     Issued to shareholders in payment
       of distributions declared..........................       4,443            41,721         444,180         3,864,662
     Reacquired...........................................    (436,910)       (3,998,172)     (1,355,874)      (15,046,448)
                                                            ----------    -------------      ----------     -------------

           Net decrease...................................    (210,823)   $   (1,926,646)       (811,774)   $  (10,137,508)
                                                            ===========   ===============    ===========   ===============


WRIGHT MAJOR BLUE CHIP EQUITIES FUND --
     Sold  ...............................................     150,415    $    1,827,353         337,332    $    4,468,704
     Issued to shareholders in payment
       of distributions declared..........................     340,468         3,763,242         394,213         4,874,918
     Reacquired...........................................    (631,647)       (7,615,315)     (2,543,369)      (33,684,007)
                                                            ----------    -------------      ----------     -------------

           Net decrease...................................    (140,764)   $   (2,024,720)     (1,811,824)   $  (24,340,385)
                                                            ===========   ===============    ===========   ===============


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND --
     Sold  ...............................................   4,412,210    $   72,047,565       5,048,536    $   81,155,741
     Issued to shareholders in payment
       of distributions declared..........................     494,865         7,784,216         890,647        14,344,879
     Reacquired...........................................  (3,542,472)      (57,870,365)     (5,893,501)      (92,844,086)
                                                            ----------    -------------      ----------     -------------

           Net increase...................................   1,364,603    $   21,961,416          45,682    $    2,656,534
                                                            ===========   ===============    ===========   ===============


(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations and redemptions in kind, were as follows:

                                                                         Six Months Ended June 30, 1997
                                                      ------------------------------------------------------------------------
                                                      Wright Selected     Wright Junior       Wright     Wright International
                                                          Blue Chip         Blue Chip     Major Blue Chip      Blue Chip
                                                       Equities Fund*    Equities Fund*    Equities Fund    Equities Fund*
-------------------------------------------------------------------------------------------------------------------------------

Purchases............................................  $   19,732,545    $   3,176,738    $   16,849,122    $  25,308,607
                                                         ============     ============      ============     ============

Sales................................................  $   24,365,621    $   5,034,316    $   20,510,580    $  11,425,115
                                                         ============     ============      ============     ============

Redemptions in Kind (at Value).......................  $    1,861,188    $    --          $    2,714,656    $         --
                                                         ============     ============      ============     ============

-------------------------------------------------------------------------------------------------------------------------------

* For the period January 1, 1997 to April 30, 1997


     In addition, the redemption in kind transactions resulted in realized gains of $445,029 and $854,284 for WBC and WMBC, respectively.

     Subsequent to the initial transfer of assets from WBC, WJBC, and WIBC to their corresponding Portfolio, increases and decreases in each Fund's investment in its corresponding Portfolio for the period from May 2, 1997 to June 30, 1997 were as follows:

                          WBC                 WJBC                   WIBC
-------------------------------------------------------------------------------

Increases...........  $ 6,043,768             $ 746,690            $16,409,721
Decreases...........    9,230,329             1,104,149             23,567,600

-------------------------------------------------------------------------------


(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30,1997, as computed on a federal income tax basis, are as follows:

                                        Wright Major Blue Chip
                                             Equities Fund
--------------------------------------------------------------

Aggregate cost............................  $   19,155,969
                                              ============
Gross unrealized appreciation.............  $    4,545,361
Gross unrealized depreciation.............         162,547
                                            -------------

Net unrealized appreciation...............  $   4,382,814
                                              ============

                           WRIGHT MANAGED INCOME TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 1997 (UNAUDITED)
===============================================================================


                                                             Wright                  Wright                  Wright
                                                          U.S. Treasury           U.S. Treasury           U.S. Treasury
                                                       Money Market Fund+        Near Term Fund               Fund
                                                             (WTMM)                  (WNTB)                  (WUSTB)
--------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments --
     Identified cost.................................    $  91,201,855            $          -            $          -
     Unrealized appreciation (depreciation)..........                -                       -                       -
     Investments in Portfolio, at value..............                -             108,656,748              62,583,259
                                                           ------------            ------------            ------------

   Total investments, at value (Note 1A).............    $  91,201,855            $108,656,748            $ 62,583,259
   Deferred organization expenses (Note 1D)..........              175                       -                       -
                                                           ------------            ------------            ------------

       Total Assets..................................    $  91,202,030            $108,656,748            $ 62,583,259
                                                           ------------            ------------            ------------


LIABILITIES:
   Cash overdraft due to custodian...................    $     232,447            $          -            $          -
   Distributions payable.............................          353,520                 532,439                 266,599
   Accrued management fees...........................           19,975                       -                       -
   Trustee fees payable..............................              450                     450                     450
   Accrued expenses and other liabilities............           16,152                   4,868                   3,057
                                                           ------------            ------------            ------------

       Total Liabilities.............................    $     622,544            $    537,757            $    270,106
                                                           ------------            ------------            ------------


NET ASSETS...........................................    $  90,579,486            $108,118,991            $ 62,313,153
                                                         ==============           ==============          ==============

NET ASSETS CONSIST OF:
   Proceeds  from  sales of shares  (including  the market  value of  securities received in exchange for Fund shares and shares issued to  shareholders  in payment of distributions declared), less cost
     of shares reacquired............................    $  90,579,486            $126,934,179            $ 62,420,611
   Accumulated undistributed net realized loss on invest-
     ments (computed on the basis of identified cost)                -             (19,539,989)                (22,812)
   Unrealized appreciation (depreciation) of investments
     (computed on the basis of identified cost)......                -                 494,618                (138,083)
   Undistributed net investment income...............                -                 230,183                  53,437
                                                         ---------------           ------------            ------------

     Net assets applicable to outstanding shares.....    $  90,579,486            $108,118,991            $ 62,313,153
                                                         ==============           ==============          ==============
   SHARES OF BENEFICIAL INTEREST OUTSTANDING.........       90,579,486              10,601,513               4,661,715
                                                         ==============           ==============          ==============
   NET ASSET VALUE, OFFERING PRICE,
     AND REDEMPTION PRICE PER SHARE
     OF BENEFICIAL INTEREST..........................             $1.00                  $10.20                  $13.37
                                                         ==============           ==============          ==============


+ The Wright U.S. Treasury Money Market Fund does not invest in a corresponding master portfolio. The cost of securities held at June 30, 1997 is the same as the market value.

See Notes To Financial Statements

                           WRIGHT MANAGED INCOME TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 1997 (UNAUDITED)
===============================================================================


                                                                                     Wright                  Wright
                                                                                  Total Return           Current Income
                                                                                   Bond Fund+                 Fund
                                                                                     (WTRB)                  (WCIF)
---------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments --
     Identified cost.................................                             $ 77,923,160            $          -
     Unrealized appreciation (depreciation)..........                                 (436,694)                      -
     Investments in Portfolio, at value..............                                        -              88,585,607
                                                                                   ------------            ------------

   Total investments at value (Note 1A)..............                             $ 77,486,466            $ 88,585,607
   Cash..............................................                             298,078                 -
   Interest Receivable...............................                                1,258,436                       -
                                                                                   ------------            ------------

       Total Assets..................................                             $ 79,042,980            $ 88,585,607
                                                                                   ------------            ------------


LIABILITIES:
   Distributions payable.............................                             $    356,498            $    459,730
   Distribution fee payable to Principal Underwriter.                                        -                  31,867
   Trustee fees payable..............................                                        -                     450
   Accrued expenses and other liabilities............                                   12,040                  12,557
                                                                                   ------------            ------------

       Total Liabilities.............................                             $    368,538            $    504,604
                                                                                   ------------            ------------


NET ASSETS...........................................                             $ 78,674,442            $ 88,081,003
                                                                                  =============           =============

NET ASSETS CONSIST OF:
   Proceeds  from  sales of shares  (including  the market  value of  securities received in exchange for Fund shares and shares issued to  shareholders  in payment of distributions declared), less cost
     of shares reacquired............................                             $ 79,127,582            $ 89,151,427
   Accumulated undistributed net realized (loss) on invest-
     ments (computed on the basis of identified cost)                                  (98,433)             (1,075,221)
   Unrealized appreciation (depreciation) of investments
     (computed on the basis of identified cost)......                                 (436,694)                 27,166
   Undistributed (distributions in excess of) net
     investment income...............................                                   81,987                 (22,369)
                                                                                   ------------            ------------

     Net assets applicable to outstanding shares.....                             $ 78,674,442              88,081,003
                                                                                  =============           =============
   SHARES OF BENEFICIAL INTEREST OUTSTANDING.........                                6,344,095               8,434,233
                                                                                  =============           =============
   NET ASSET VALUE, OFFERING PRICE,
     AND REDEMPTION PRICE PER SHARE
     OF BENEFICIAL INTEREST..........................                                   $12.40                  $10.44
                                                                                  =============           =============


+ The Wright Total Return Bond Fund does not invest in a corresponding master portfolio.

See Notes To Financial Statements

                           WRIGHT MANAGED INCOME TRUST
                            STATEMENTS OF OPERATIONS
               For the Six Months Ended June 30, 1997 (UNAUDITED)
===============================================================================


                                                             Wright                  Wright                  Wright
                                                          U.S. Treasury           U.S. Treasury           U.S. Treasury
                                                       Money Market Fund+        Near Term Fund               Fund
                                                             (WTMM)                  (WNTB)                  (WUSTB)
---------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
  Income --
   Interest income...................................     $  2,449,954            $  2,779,969            $  1,188,023
   Interest income allocated from Portfolio..........                -               1,305,674                 614,458
   Expenses allocated from Portfolio.................                -                 (91,174)                (41,270)
                                                          ------------            ------------            ------------

    Net investment income............................     $  2,449,954            $  3,994,469            $  1,761,211
                                                          ------------            ------------            ------------

  Expenses --
   Investment Adviser fee (Note 3)...................     $    165,577            $    172,837            $     73,974
   Administrator fee (Note 3)........................           33,098                  53,871                  28,514
   Compensation of Trustees not affiliated with the
    Investment Adviser or Administrator..............            1,402                   1,348                   1,302
   Custodian fee (Note 1C)...........................           26,926                   5,946                   2,341
   Distribution expenses (Note 4)....................                -                 134,048                  61,968
   Transfer and dividend disbursing agent fees.......           17,835                  12,268                   5,243
   Printing..........................................            1,480                   2,587                   2,601
   Audit services....................................           19,850                  27,550                  22,150
   Legal services....................................              535                  10,201                   1,020
   Shareholder communication expense.................            8,717                   5,479                   4,513
   Registration costs................................           17,480                  10,735                   9,203
   Miscellaneous.....................................            1,186                   1,183                       -
                                                          ------------            ------------            ------------

    Total expenses...................................     $    294,086            $    438,053            $    212,829
                                                          ------------            ------------            ------------

Deduct --
   Preliminary reduction of Investment Adviser fee
       (Note 3)                                                 87,674                       -                      -
                                                          ------------            ------------            ------------

    Total deductions.................................     $     87,674            $          -            $          -
                                                          ------------            ------------            ------------

     Total expenses..................................     $    206,412            $    438,053            $    212,829
                                                          ------------            ------------            ------------

      Net investment income..........................     $  2,243,542            $  3,556,416            $  1,548,382
                                                          ------------            ------------            ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment (identified
      cost basis)....................................     $     (5,963)          $    (114,104)           $    (10,016)
  Net realized loss on investment from Portfolio
   (identified cost basis)...........................                -                 (28,650)                      -
                                                          ------------            ------------            ------------

  Net realized loss on investments...................     $     (5,963)           $   (142,754)           $    (10,016)
                                                          ------------            ------------            ------------

  Change in unrealized appreciation of investments...     $          -            $   (792,269)           $   (950,167)
  Change in unrealized appreciation of investments
   from Portfolio....................................                -                 286,735                 570,738
                                                          ------------            ------------            ------------

  Net change in unrealized depreciation of investments    $          -            $   (505,534)           $   (379,429)
                                                          ------------            ------------            ------------

   Net realized and unrealized loss on investments...     $     (5,963)           $   (648,288)           $   (389,445)
                                                          ------------            ------------            ------------

    Net increase in net assets from operations.......     $  2,237,579            $  2,908,128            $  1,158,937
                                                          =============           =============           =============


+ The Wright U.S. Treasury Money Market Fund does not invest in a corresponding master portfolio.
See Notes To Financial Statements

                           WRIGHT MANAGED INCOME TRUST
                            STATEMENTS OF OPERATIONS
               For the Six Months Ended June 30, 1997 (UNAUDITED)
===============================================================================


                                                                                     Wright                  Wright
                                                                                  Total Return           Current Income
                                                                                   Bond Fund+                 Fund
                                                                                     (WTRB)                  (WCIF)
-------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
  Income --
   Interest income...................................                             $  2,679,763            $  1,762,611
   Interest income allocated from Portfolio..........                                        -               1,023,689
   Expenses allocated from Portfolio.................                                        -                 (60,372)
                                                                                  ------------            ------------

    Net investment income............................                             $  2,679,763            $   2,725,928
                                                                                  ------------            ------------

  Expenses --
   Investment Adviser fee (Note 3)...................                             $    166,441            $     94,877
   Administrator fee (Note 3)........................                                   41,611                  36,301
   Compensation of Trustees not affiliated with the
    Investment Adviser or Administrator..............                                      650                   1,460
   Custodian fee (Note 1C)...........................                                   20,450                   6,916
   Distribution expenses (Note 4)....................                                   83,220                  88,630
   Transfer and dividend disbursing agent fees.......                                    6,847                   6,539
   Printing..........................................                                    4,497                   1,130
   Audit services....................................                                   27,050                  21,850
   Legal services....................................                                      645                   9,670
   Shareholder communication expense.................                                    5,454                   1,526
   Registration costs................................                                    9,510                   9,776
   Interest expense..................................                                        -                       -
   Miscellaneous.....................................                                        -                       -
                                                                                  ------------            ------------

    Total expenses...................................                             $    366,375            $    278,875
                                                                                  ------------            ------------

      Net investment income..........................                             $  2,313,388            $  2,447,053
                                                                                  ------------            ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)...........................                             $   (104,611)           $    (41,659)
  Net realized loss on investment transactions from Portfolio
   (identified cost basis)...........................                                        -                  (6,207)
                                                                                  ------------            ------------

  Net realized gain (loss) on investments............                             $          -            $    (47,866)
                                                                                  ------------            ------------

  Change in unrealized appreciation of investments...                             $   (579,957)           $   (420,203)
  Change in unrealized appreciation of investments
   from Portfolio....................................                                        -                 842,743
                                                                                  ------------            ------------

  Net change in unrealized appreciation (depreciation)
   of investments....................................                             $   (579,957)           $    422,540
                                                                                  ------------            ------------

   Net realized and unrealized gain (loss) on investments                                     $           (684,568)   $    374,674
                                                                                  ------------            ------------

    Net increase in net assets from operations.......                             $  1,628,820            $  2,821,727
                                                                                  =============           =============


+ The Wright Total Return Bond Fund does not invest in a corresponding master portfolio.
See Notes To Financial Statements

                           WRIGHT MANAGED INCOME TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================


                                            Wright                        Wright                         Wright
                                         U.S. Treasury                 U.S. Treasury                  U.S. Treasury
                                       Money Market Fund              Near Term Fund                      Fund
                                            (WTMM)                        (WNTB)                         (WUSTB)
                                      Year Ended Dec. 31            Year Ended Dec. 31             Year Ended Dec. 31
                                   ----------------------------------------------------------------------------------------
                                    1997(1)         1996           1997(1)         1996          1997(1)          1996
---------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  From operations --
   Net investment income........$  2,243,542    $  2,763,403   $  3,556,416   $   8,277,153   $  1,548,382   $  2,277,815
   Net realized gain (loss) on
    investment transactions.....      (5,963)              -       (142,755)        564,027        (10,016)     1,565,818
   Change in unrealized appre-
    ciation of investments......           -               -       (505,533)     (3,403,735)      (379,269)    (2,085,302)
                                ------------    ------------   ------------   ------------    ------------   ------------

    Net increase (decrease) in
     net assets resulting from
     operations.................$  2,237,579    $  2,763,403   $  2,908,128   $   5,437,445   $  1,159,097   $  1,758,331
                                ------------    ------------   ------------   ------------    ------------   ------------


  Distributions to shareholders (Note 2) --
   From net investment income...$ (2,237,579)   $  2,763,403   $ (3,491,776)  $  (8,272,352)  $ (1,512,069)  $ (2,268,131)
   From net realized gain.......           -               -              -               -       (460,985)      (683,329)
                                ------------    ------------   ------------   ------------    ------------   ------------

    Total distributions.........$ (2,237,579)   $          -   $ (3,491,776)  $  (8,272,352)  $ (1,973,054)  $ (2,951,460)
                                ------------    ------------   ------------   ------------    ------------   ------------


  Capital share transaction (Note 4)
   Proceeds from shares sold....$112,960,592    $254,493,576   $  9,218,727   $  34,366,823   $ 13,895,523   $ 49,896,782
   Reinvestment of dividends....   1,120,932       1,528,366      1,619,693       4,738,955      1,274,427      2,233,676
   Cost of shares reacquired....(118,685,547)   (206,727,380)   (32,460,815)    (49,545,671)    (7,020,789)   (11,115,624)
                                ------------    ------------   ------------   ------------    ------------   ------------

  Net increase (decrease) in net
   assets from capital share
   transactions.................$ (4,604,023)   $ 49,294,562   $(21,622,395)  $ (10,439,893)  $  8,149,161   $ 41,014,834
                                ------------    ------------   ------------   ------------    ------------   ------------

    Net increase (decrease)
      in net assets.............$ (4,604,023)   $ 49,294,562   $(22,206,043)  $ (13,274,800)  $  7,335,204   $ 39,821,705

NET ASSETS:
  At beginning of period........  95,183,509      45,888,947    130,325,034     143,599,834     54,977,949     15,156,244
                                ------------    ------------   ------------   ------------    ------------   ------------

  At end of period..............$ 90,579,486    $ 95,183,509   $108,118,991   $ 130,325,034   $ 62,313,153   $ 54,977,949
                                =============   =============  =============  =============   =============  =============

UNDISTRIBUTED NET
  INVESTMENT INCOME
  INCLUDED IN NET ASSETS
  AT END OF PERIOD..............$          -    $          -   $    230,183   $     165,543   $     53,437   $     17,123
                                =============   =============  =============  =============   =============  =============



(1)  For the six months ended June 30,1997 (unaudited).
See Notes To Financial Statements

                           WRIGHT MANAGED INCOME TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================


                                                                          Wright                         Wright
                                                                       Total Return                  Current Income
                                                                         Bond Fund                        Fund
                                                                          (WTRB)                         (WCIF)
                                                                    Year Ended Dec. 31             Year Ended Dec. 31
                                                                 -------------------------------------------------------------
                                                                   1997(1)         1996          1997(1)          1996
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  From operations --
   Net investment income (loss).                               $  2,313,388   $   6,253,543   $  2,462,830   $  4,184,753
   Net realized gain (loss) on
    investment transactions.....                                   (104,611)      1,478,297        (47,866)      (196,901)
   Change in unrealized appre-
    ciation of investments......                                   (579,957)     (7,506,256)       422,540     (1,341,304)
                                                               ------------   ------------    ------------   ------------

    Net increase (decrease) in
     net assets resulting from
     operations.................                               $  1,628,820   $      225,584  $   2,837,504  $  2,646,548
                                                               ------------   ------------    ------------   ------------


  Distributions to shareholders (Note 2) --
   From net investment income...                               $ (2,306,889)  $  (6,256,731)  $ (2,412,722)  $ (4,191,419)
                                                               ------------   ------------    ------------   ------------

    Total distributions.........                               $ (2,306,889)  $  (6,256,731)  $ (2,412,722)  $ (4,191,419)
                                                               ------------   ------------    ------------   ------------


  Net increase (decrease) in net
   assets from capital share trans-
   actions (Note 4).............                               $(12,029,120)  $ (25,348,824)  $ 23,048,627   $   (176,931)
                                                               ------------   ------------    ------------   ------------

    Net increase (decrease)
      in net assets.............                               $(12,707,189)  $ (31,379,971)  $ 23,473,409   $ (1,721,802)

NET ASSETS:
  At beginning of period........                                 91,381,631     122,761,602     64,623,371     66,345,173
                                                               ------------   ------------    ------------   ------------

  At end of period..............                               $ 78,674,442   $  91,381,631   $ 88,096,780   $ 64,623,371
                                                               =============  =============   =============  =============

UNDISTRIBUTED (DISTRIBUTIONS
  IN EXCESS OF) NET INVESTMENT
  INCOME INCLUDED IN NET
  ASSETS AT END OF PERIOD.......                               $     81,987   $      75,488   $     (6,592)  $    (56,700)
                                                               =============  =============   =============  =============



(1)  For the six months ended June 30,1997 (unaudited).
See Notes To Financial Statements


                           WRIGHT MANAGED INCOME TRUST

                     WRIGHT U.S. TREASURY MONEY MARKET FUND
================================================================================


                                                                            Year Ended December 31,
                                                 -----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              1997(4)       1996          1995         1994         1993         1992
------------------------------------------------------------------------------------------------------------------------------


Net asset value -- beginning of period.........  $1.00        $1.00        $1.00        $1.00         $1.00        $1.00

Income from Investment Operations:
   Net investment income(1)  ..................   0.02345      0.04745      0.05212      0.03494       0.02503      0.03221

Less Distributions:
   From net investment income..................  (0.02345)    (0.04745)    (0.05212)    (0.03494)     (0.02503)      (0.03221)
                                                 --------     --------     --------     --------     --------     --------

Net asset value -- end of period...............  $1.00        $1.00        $1.00        $1.00         $1.00        $1.00
                                                 =========    =========    =========    =========    =========    =========

Total Return(2)................................   2.38%        4.85%        5.34%        3.55%         2.53%        3.27%
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..... $90,579       $95,184      $45,889      $68,877      $11,011      $13,856
   Ratio of net expenses to average daily
     net assets(1).............................   0.44%(5)     0.45%(3)     0.46%(3)     0.45%         0.45%        0.46%
   Ratio of net investment income to average daily
     net assets(1).............................   4.74%(5)     4.73%        5.22%        3.77%         2.52%        3.19%

(1)During each of the above periods, the Investment Adviser reduced its fee and in certain periods was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                           Year Ended December 31,
                                                 ---------------------------------------------------------------------------
                                                 1997(4)       1996         1995          1994         1993         1992
----------------------------------------------------------------------------------------------------------------------------

Net investment income per share................   $0.02279     $0.04524     $0.05120     $0.03253     $0.01977     $0.02958
                                                 =========    =========    =========    =========    =========    =========
Ratios (As a percentage of average daily net assets):
   Expenses....................................   0.62%(5)        0.67%        0.65%        0.71%        0.97%        0.72%
                                                 =========    =========    =========    =========    =========    =========
   Net investment income ......................   4.56%(5)        4.51%        5.03%        3.51%        1.99%        2.93%
                                                 =========    =========    =========    =========    =========    =========


(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the payable date.
(3)Custodian fees were reduced by credits resulting from cash balances the Fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 0.44% and 0.45% for the years ended December 31, 1996 and 1995, respectively.
(4) For the six months ended June 30, 1997.
(5) Annualized.

See Notes To Financial Statements

                           WRIGHT MANAGED INCOME TRUST

                       WRIGHT U.S. TREASURY NEAR TERM FUND
================================================================================


                                                                            Year Ended December 31,
                                                 -------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              1997(2)       1996          1995         1994         1993         1992
--------------------------------------------------------------------------------------------------------------------------------



Net asset value, beginning of period........     $ 10.240     $ 10.450     $   9.920    $  10.840    $  10.660     $ 10.750
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
   Net investment income....................     $  0.297     $  0.606     $   0.631    $   0.588    $   0.655     $  0.739
   Net realized and unrealized gain (loss)
     on investments.........................       (0.049)      (0.212)        0.524       (0.920)       0.180       (0.090)
                                                 --------     --------     --------     --------     --------      --------

     Total income (loss) from investment
       operations...........................     $  0.248     $  0.394     $   1.155    $  (0.332)   $   0.835     $  0.649
                                                 --------     --------     --------     --------     --------      --------

Less distributions from net investment income    $ (0.288)    $ (0.604)    $  (0.625)   $  (0.588)   $  (0.655)    $ (0.739)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 10.200     $ 10.240     $  10.450    $   9.920    $  10.840     $ 10.660
                                                 =========    =========    =========    =========    =========     ========

Total Return(1).............................        2.46%        3.91%       11.93%       (3.10%)        7.95%        6.26%
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..     $108,119     $ 130,325 $  143,600      $212,122     $ 380,917     $371,074
   Ratio of expenses to average net assets..       0.9%(3)(5)     0.8%         0.8%         0.7%          0.7%         0.8%
   Ratio of net investment income to average
     net assets.............................        5.9%(3)       5.9%         6.2%          5.7%         6.0%         6.9%
   Portfolio Turnover Rate(4) ..............          3%           28%          21%           33%          22%           6%




(1) Total investment  return is calculated  assuming a purchase at the net asset value on the first day and a sale at the net asset  value on the last day of each year reported.  Dividends and distributions,  if any, are assumed to be reinvested at the net asset value on the record date.
(2) For the six months ended June 30, 1997.
(3) Annualized.
(4) Portfolio turnover  represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.  The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(5) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

See Notes To Financial Statements

                           WRIGHT MANAGED INCOME TRUST

                            WRIGHT U.S. TREASURY FUND
================================================================================


                                                                            Year Ended December 31,
                                                 ---------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              1997(4)      1996(3)        1995         1994         1993         1992
----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 13.580     $ 14.710     $  12.250    $  14.360    $  13.190     $ 13.220
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
   Net investment income(1).................     $  0.359     $  0.769     $   0.880    $   0.880    $   0.892     $  0.911
   Net realized and unrealized gain (loss)
     on investments.........................       (0.107)      (0.973)        2.458       (2.110)       1.170       (0.030)
                                                 --------     --------     --------     --------     --------      --------

     Total income (loss)
       from investment operations...........     $  0.251     $ (0.204)    $   3.338    $  (1.230)   $   2.062     $  0.881
                                                 --------     --------     --------     --------     --------      --------

Less Distributions:
   From net investment income...............     $ (0.352)    $ (0.756)    $  (0.878)   $  (0.880)   $  (0.892)    $ (0.911)
   From net realized gain...................       (0.110)      (0.170)       --           --           --           --
                                                 --------     --------     --------     --------     --------      --------


     Total distributions....................     $ (0.462)    $ (0.926)    $  (0.878)   $  (0.880)   $  (0.892)    $ (0.911)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 13.370     $ 13.580     $  14.710    $  12.250    $  14.360     $ 13.190
                                                 =========    =========    =========    =========    =========    =========

Total Return(2).............................        1.60%      (1.23%)       28.18%       (8.66%)       15.90%        7.07%
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..     $ 62,313     $ 54,978     $ 15,156     $  16,658    $  29,846     $ 29,703
   Ratio of net expenses to average net assets      0.9%(5)(7)   0.9%          0.9%         0.9%          0.9%         0.9%
   Ratio of net investment income to average
     net assets.............................        5.3%(5)      5.5%          6.6%          6.9%         6.3%         7.1%
   Portfolio Turnover Rate(6) ..............          1%          65%            8%            1%          12%          15%

(1)During the period  ended June 30,1997 and during each of the five years ended
   December  31,  1996,  the  operating  expenses of the Fund were reduced by an
   allocation  of  expenses  to  the  Investment   Adviser  or  a  reduction  in
   distribution  fee,  or a  combination  thereof.  Had  such  action  not  been undertaken,  the net  investment  income per share and the ratios  would have been as follows:

                                                                                  Year Ended December 31,
                                                              ---------------------------------------------------------------
                                                                1996          1995         1994         1993         1992
-----------------------------------------------------------------------------------------------------------------------------

Net investment income per share.............                  $  0.769     $   0.827    $   0.854    $   0.878     $  0.898
                                                              =========    =========    =========    =========    =========
Ratios (As a percentage of average net assets):

   Expenses   ..............................                     0.9%          1.2%         1.1%         1.0%         1.0%
                                                              =========    =========    =========    =========    =========
   Net investment income....................                     5.5%          6.2%         6.7%         6.2%         7.0%
                                                              =========    =========    =========    =========    =========

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the record date.
(3) Certain of the per share data are based on average shares outstanding.
(4) For the six months ended June 30, 1997.
(5) Annualized.
(6) Portfolio turnover  represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.  The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(7) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

See Notes To Financial Statements


                           WRIGHT MANAGED INCOME TRUST

                          WRIGHT TOTAL RETURN BOND FUND
================================================================================


                                                                            Year Ended December 31,
                                                 ------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              1997(3)      1996(2)        1995         1994         1993         1992
-------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 12.500     $ 13.120     $  11.430    $  13.010    $  12.610     $ 12.580
                                                 --------     --------     --------     --------     --------      --------


Income (loss) from Investment Operations:
   Net investment income....................     $  0.343     $  0.720     $   0.758    $   0.740    $   0.789     $  0.830
   Net realized and unrealized gain (loss) on
     investments............................       (0.103)      (0.809)        1.685       (1.580)       0.580        0.030
                                                 --------     --------     --------     --------     --------      --------


     Total income (loss)
       from investment operations...........     $  0.240     $ (0.089)    $   2.443    $  (0.840)   $   1.369     $  0.860
                                                 --------     --------     --------     --------     --------      --------


Less Distributions:
   From net investment income...............     $ (0.340)    $ (0.709)    $  (0.753)   $  (0.740)   $  (0.789)    $ (0.830)
   From net realized gain on investments....       --           --            --           --           (0.177)      --
   In excess of net realized gain on investments   --           --            --           --           (0.003)      --
                                                  --------     --------     --------     --------     --------      --------


     Total distributions....................     $ (0.340)    $ (0.709)    $  (0.753)   $  (0.740)   $  (0.969)    $ (0.830)
                                                  --------     --------     --------     --------     --------      --------


Net asset value, end of period..............     $ 12.400     $ 12.500     $ 13.120     $ 11.430     $  13.010     $ 12.610
                                                 =========    =========    =========    =========    =========    =========

Total Return(1).............................        1.97%        0.87%       21.97%      (6.57%)        11.03%        7.13%
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..     $ 78,674     $ 91,382     $122,762     $143,497     $ 259,513     $217,564
   Ratio of net expenses to average net assets       0.9%(4)      0.8%         0.8%         0.8%          0.8%         0.8%
   Ratio of net investment income to average
     net assets.............................        5.6%(4)       5.7%         6.2%         6.1%          6.0%         6.7%
   Portfolio Turnover Rate..................          2%           96%          50%          32%           36%          13%



(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.
(2)      Certain of the per share data are based on average shares outstanding.
(3) For the six months ended June 30, 1997.
(4) Annualized.

See Notes To Financial Statements

                           WRIGHT MANAGED INCOME TRUST

                           WRIGHT CURRENT INCOME FUND
================================================================================

                                                                            Year Ended December 31,
                                                 -----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                              1997(2)       1996          1995         1994         1993         1992
------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 10.430     $ 10.670     $   9.710    $  10.750    $  10.780     $ 10.850
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
   Net investment income....................     $  0.338     $  0.674     $   0.696    $   0.690    $   0.728     $  0.767
   Net realized and unrealized gain (loss) on
     investments............................        0.004       (0.239)        0.955       (1.040)      (0.030)      (0.069)
                                                 --------     --------     --------     --------     --------      --------

       Total income (loss)
         from investment operations.........     $  0.342     $  0.435     $   1.651    $  (0.350)   $   0.698     $  0.698
                                                 --------     --------     --------     --------     --------      --------


Less Distributions:
   From net investment income...............     $ (0.332)    $ (0.675)    $  (0.691)   $  (0.690)*  $  (0.728)    $ (0.767)
   From net realized gain...................       --           --            --           --           --                 (0.001)
                                                 --------     --------     --------     --------     --------      --------

       Total distributions..................     $ (0.332)    $ (0.675)    $  (0.691)   $  (0.690)   $  (0.728)    $ (0.768)
                                                 --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 10.440     $ 10.430     $  10.670    $   9.710    $  10.750     $ 10.780
                                                 =========    =========    =========    =========    =========    =========

Total Return(1).............................       3.34%         4.31%       17.46%      (3.30%)         6.59%        6.73%
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..     $ 88,081     $ 64,623     $ 66,345       $84,178    $ 115,158     $ 99,676
     Ratio of net expenses to average net assets     1.0%(3)(5)   0.9%         0.9%         0.8%          0.8%         0.9%
     Ratio of net investment income to average
         net assets.........................         7.4%(3)      6.5%         6.8%         6.9%          6.7%         7.2%
   Portfolio Turnover Rate..................           3%           9%          26%          10%            4%          13%


*  Includes distribution in excess of net investment income of $.00013 per share.

(1)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the record date.
(2) For the six months ended June 30, 1997.
(3) Annualized.
(4) Portfolio turnover  represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.  The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(5) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

See Notes To Financial Statements

                           WRIGHT MANAGED INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS
================================================================================



(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright U.S. Treasury Money Market Fund (WTMM) series, Wright U.S. Treasury Near Term Fund (WNTB) series, Wright U.S. Treasury Fund (WUSTB) series, Wright Total Return Bond Fund
(WTRB) series, and Wright Current Income Fund (WCIF) series (collectively the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WNTB, WUSTB, and WCIF invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. WNTB invests its assets in the Near Term Portfolio, WUSTB invests its assets in the U.S. Treasury Portfolio, and WCIF invests its assets in the Current Income Portfolio. On May 2, 1997, WNTB, WUSTB, and WCIF transferred their net assets (substantially all of their investable assets) to their corresponding Portfolio in exchange for interests in the Portfolio. WNTB transferred net assets with a value of $123,524,244, including unrealized appreciation of $207,883. WUSTB transferred net assets with a value of $58,739,419, including unrealized depreciation of $708,821. WCIF transferred net assets with a value of $85,898,444, including unrealized depreciation of $815,577. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (99.9%, 99.9%, and 99.9% at June 30, 1997 for WNTB, WUSTB, and WCIF, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Investment Valuations-- Investments of the various funds for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates value. WTMM's money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes value. WTMM's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Valuation of securities by WNTB, WUSTB, and WCIF are discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

     B. Interest Income -- Before WNTB, WUSTB, and WCIF began investing in their corresponding Portfolio, the Funds held their own investments directly. For Funds which held investments directly, interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The income is accrued ratably to the date of maturity on the investments of the Funds. The net investment income of WNTB, WUSTB, and WCIF consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

     C. Expense Reduction -- The Funds have entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balance is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

     D. Federal Taxes -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1996, the Trust, for federal income tax purposes, had capital loss carryovers of $18,204 (WTMM), $19,381,446 (WNTB) and $1,027,355 (WCIF)
     which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective Fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

       12/31            WTMM         WNTB          WCIF
-----------------------------------------------------------------------------

       1997              $ 48     $1,319,208         $--
       1998               --       3,324,484          --
       1999               --       4,467,443          --
       2000               939      2,957,673        7,132
       2001             1,921            --         8,621
       2002             1,315      6,936,070      682,417
       2003               --         376,568      215,933
       2004            13,981            --       113,252
------------------------------------------------------------------------------

     At December 31, 1996, net capital losses of $15,788 for WNTB attributable to security transactions incurred after October 31, 1996 are treated as arising on the first day of the Fund's next taxable year.

E. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other -- Investment transactions are accounted for on the date the investments are purchased or sold.

(2)  DISTRIBUTIONS

     Each Fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same Fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same Fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes, be classified as distributions in excess of net investment income or accumulated net realized gains.

(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service (Wright) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six month period ended June 30, 1997, for WTMM, and WTRB the effective annual rate was 0.35% and 0.40%, respectively. Prior to May 1, 1997 (when WNTB, WUSTB, and WCIF transferred substantially all of their assets to their corresponding Portfolio in exchange for interests in their corresponding Portfolio), WNTB, WUSTB, and WCIF retained Wright as their investment adviser. The Portfolios have engaged Wright to render investment advisory services. See
Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. For the period from January 1, 1997 to April 30, 1997, for WNTB, WUSTB, and WCIF, the effective annual rate was 0.41%, 0.40%, and 0.40%, respectively. To enhance the net income of the Funds, Wright made a reduction of its investment adviser fee by $87,674 for WTMM. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the period ended June 30, 1997, the effective annual rate was 0.07% for WTMM, 0.08% for WNTB, 0.10% for WUSTB, 0.10% for WTRB, and 0.10% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not affiliated with Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the Funds, except WTMM, will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a subsidiary of Wright, at an annual rate of 2/10 of 1% of the average daily net assets of each Fund for activities primarily intended to result in the sale of each Fund's shares.


 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                   Six Months Ended                    Year Ended
                                                               June 30, 1997 (UNAUDITED)            December 31, 1996
                                                               ------------------------------------------------------------
                                                               Shares            Amount         Shares            Amount
---------------------------------------------------------------------------------------------------------------------------


WRIGHT U.S. TREASURY NEAR TERM FUND --
     Sales....................................................    903,720    $  9,218,728        3,340,768    $ 34,366,823
     Issued to shareholders in payment of
       distributions declared.................................    159,010       1,619,693          461,357       4,738,955
     Redemptions.............................................. (3,182,129)    (32,460,815)      (4,819,450)    (49,545,671)
                                                                ----------   -------------       ----------   -------------

         Net decrease......................................... (2,199,399)   $(21,622,394)      (1,017,325)   $(10,439,893)
                                                                 =========   ================================

WRIGHT U.S. TREASURY FUND --
     Sales....................................................  1,042,893    $ 13,895,523        3,670,606    $ 49,896,782
     Issued to shareholders in payment
       of distributions declared..............................     96,015       1,274,427          164,524       2,233,676
     Redemptions..............................................   (524,899)     (7,020,789)        (817,559)    (11,115,624)
                                                                ----------   -------------       ----------   -------------

         Net increase (decrease)..............................    614,009    $  8,149,161        3,017,571    $ 41,014,834
                                                                 =========   ================================

WRIGHT TOTAL RETURN BOND FUND --
     Sales....................................................    155,152    $  1,915,470          931,801    $ 11,573,005
     Issued to shareholders in payment
       of distributions declared..............................    116,571       1,434,570          344,332       4,267,461
     Redemptions.............................................. (1,241,040)    (15,379,160)      (3,318,666)    (41,189,290)
                                                                ----------   -------------       ----------   -------------

         Net decrease.........................................   (969,317)   $(12,029,120)      (2,042,533)   $(25,348,824)
                                                                 =========   ================================

WRIGHT CURRENT INCOME FUND --
     Sales....................................................  2,774,068    $ 28,634,800        1,488,351    $ 15,484,497
     Issued to shareholders in payment
       of distributions declared..............................    137,845       1,427,127          289,710       3,004,165
     Redemptions..............................................   (675,933)     (7,013,300)      (1,798,536)    (18,665,593)
                                                                ----------   -------------       ----------   -------------

         Net decrease.........................................  2,235,980    $ 23,048,627          (20,475)   $   (176,931)
                                                                 =========   ================================

(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                                                                 Six Months Ended June 30, 1997
                               ---------------------------------------------------------------------------------------------------
                                Wright U.S. Treasury  Wright U.S. Treasury   Wright U.S.      Wright Total       Wright Current
                                  Money Market Fund      Near Term Fund*    Treasury Fund*   Return Bond Fund     Income  Fund*
----------------------------------------------------------------------------------------------------------------------------------

Purchases --

     Non-U.S. Gov't Obligations..   $         --         $         --       $         --       $         --      $         --
                                    =============        =============      =============      =============     =============
     U.S. Gov't Obligations......   $ 154,916,356        $  13,969,688      $   6,989,656      $   1,913,672     $  23,363,552
                                    =============        =============      =============      =============     =============


Sales --

     Non-U.S. Gov't Obligations..   $         --      $         --       $         --       $                 $         --
                                    =============     =============      =============      =============     =============
     U.S. Gov't Obligations......   $  41,028,071     $  34,203,633      $     594,937      $  13,820,750     $   1,030,005
                                    =============     =============      =============      =============     =============

-------------------------------------------------------------------------------------------------------------------------------

* For the Period from January 1,1997 to April 30, 1997.


     Subsequent to the initial transfer of assets from WNTB, WUSTB, and WCIF to their corresponding Portfolio, the increases and decreases in each Fund's investment in its corresponding Portfolio for the period from May 1, 1997 to June 30, 1997 were as follows:

                        WNTB                 WUSTB                  WCIF
-------------------------------------------------------------------------------

Increases.............$ 3,122,950           $ 5,441,859           $ 3,562,063
Decreases............. 19,463,030             2,741,946             2,682,641

-------------------------------------------------------------------------------

(7)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) in value of the investments owned at June 30, 1997, as computed on a federal income tax basis, are as follows:

                                          Wright Total Return
                                               Bond Fund
-------------------------------------------------------------------------------

Aggregate cost............................  $  77,923,160
                                              ============
Gross unrealized appreciation.............  $     408,919
Gross unrealized depreciation.............        845,613
                                            -------------

Net unrealized appreciation...............  $    (436,694)
                                              ============

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 1997 (UNAUDITED)

===============================================================================

                                                         Wright Selected          Wright Junior       Wright International
                                                            Blue Chip               Blue Chip               Blue Chip
                                                       Equities Portfolio      Equities Portfolio      Equities Portfolio
                                                              (WBC)                  (WJBC)                  (WIBC)
-------------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments --
     Identified cost.................................    $ 169,658,912            $ 10,041,278            $225,896,172
     Unrealized appreciation.........................       57,524,805               3,436,555              72,940,867
                                                           ------------            ------------            ------------

       Total investments, at value (Note 1A).........    $ 227,183,717            $ 13,477,833            $298,837,039

   Cash..............................................              838                 473,330                       -
   Receivable for investments sold...................        1,472,116                       -               3,641,063
   Dividends and interest receivable.................          311,270                  12,819               1,177,472
   Receivable for open forward foreign currency
     exchange contracts..............................                -                       -                      22
   Deferred organization expenses (Note 1E)..........           28,866                  28,866                  28,866
                                                           ------------            ------------            ------------

       Total Assets..................................    $ 228,996,807            $ 13,992,848            $303,684,462
                                                           ------------            ------------            ------------


LIABILITIES:
   Cash overdraft due to custodian...................    $           -            $          -            $  2,940,453
   Payable for investments purchased.................                -                       -                 450,386
   Accrued organization payable......................            20,946                 20,946                  20,946
   Accrued expenses and other liabilities............            10,600                  3,556                  65,000
                                                           ------------            ------------            ------------

     Total Liabilities...............................    $      31,546            $     24,502            $  3,476,785
                                                           ------------            ------------            ------------

NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN PORTFOLIO..................    $ 228,965,261            $ 13,968,346            $300,207,677
                                                          =============           =============           =============

SOURCES OF NET ASSETS:
   Net proceeds from capital contributions and
     withdrawals.....................................    $ 171,440,456            $ 10,531,791            $219,591,630
   Unrealized appreciation (depreciation) of investments
     and foreign currency transactions (computed
     on the basis of identified cost)................       57,524,805               3,436,555              80,616,047
                                                           ------------            ------------            ------------

       Total.........................................    $ 228,965,261            $ 13,968,346            $300,207,677
                                                          =============           =============           =============

See Notes To Financial Statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 1997 (UNAUDITED)

===============================================================================

                                                             Wright                  Wright                  Wright
                                                          U.S. Treasury           U.S. Treasury          Current Income
                                                       Near Term Portfolio          Portfolio               Portfolio
                                                             (WNTB)                  (WUSTB)                 (WCIF)
---------------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments --
     Identified cost.................................    $  105,939,511           $ 60,350,206            $  88,019,180
     Unrealized appreciation (depreciation)..........           494,618               (138,083)                  27,166
                                                           ------------            ------------            ------------

       Total investments, at value (Note 1A).........    $ 106,434,129            $ 60,212,123            $  88,046,346

   Cash..............................................          371,208               1,534,318                    1,811
   Receivable for investments sold...................                -                       -                       -
   Interest receivable...............................         1,851,746                828,653                  531,284
   Deferred organization expenses (Note 1C)..........            35,866                 35,866                   35,866
                                                           ------------            ------------            ------------

       Total Assets..................................    $ 108,692,949            $ 62,610,960            $  88,615,307
                                                           ------------            ------------            ------------


LIABILITIES:
   Accrued organization expenses.....................    $       27,690           $     27,690            $      27,690
   Accrued expenses and other liabilities............             8,500                      -                    2,000
                                                           ------------            ------------            ------------

     Total Liabilities...............................    $       36,190           $     27,690            $      29,690
                                                           ------------            ------------            ------------

NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN PORTFOLIO..................    $  108,656,759           $ 62,583,270            $  88,585,617
                                                          =============           =============           =============

SOURCES OF NET ASSETS:
   Net proceeds from capital contributions and
     withdrawals.....................................    $  108,162,141           $ 62,721,353            $  88,558,451
   Unrealized appreciation (depreciation) of investments
     (computed on the basis of identified cost)......           494,618               (138,083)                  27,166
                                                           ------------            ------------            ------------

       Total.........................................    $  108,656,759           $ 62,583,270            $  88,585,617
                                                          =============           =============           =============
See Notes To Financial Statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                            STATEMENTS OF OPERATIONS
   Period from the Start of Business, May 2, 1997 to June 30, 1997 (UNAUDITED)
===============================================================================


                                                         Wright Selected          Wright Junior       Wright International
                                                            Blue Chip               Blue Chip               Blue Chip
                                                       Equities Portfolio      Equities Portfolio      Equities Portfolio
                                                              (WBC)                  (WJBC)                  (WIBC)
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
   Income --
     Dividends.......................................     $    756,451            $     30,645            $  1,832,796
     Interest........................................           42,782                   1,974                  29,690
     Less: Foreign taxes.............................                -                       -                (245,953)
                                                          ------------            ------------            ------------

       Total income..................................     $    799,233            $     32,619            $  1,616,533
                                                          ------------            ------------            ------------


   Expenses --
     Investment Adviser fee (Note 2).................     $    230,649            $     12,119            $    371,097
     Custodian fee (Note 1D).........................           10,600                   3,550                  65,000
     Amortization of organization expenses (Note 1C).            1,134                   1,134                   1,134
                                                          ------------            ------------            ------------

       Total expenses................................     $    242,383            $     16,803            $    437,231
                                                          ------------            ------------            ------------

     Deduct -- .....................................
       Preliminary reduction of Investment Adviser fee
          (Note 2)...................................     $          -            $     12,113                       -
                                                          ------------            ------------            ------------

          Total deductions...........................     $          -            $     12,113            $          -
                                                          ------------            ------------            ------------

            Net expenses.............................     $    242,383            $      4,690            $    437,231
                                                          ------------            ------------            ------------

               Net investment income.................     $    556,850            $     27,929            $  1,179,302
                                                          ------------            ------------            ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Net realized gain on investment and foreign currency
     transactions (identified cost basis)............     $  5,276,964            $    343,723            $    555,061
   Change in unrealized appreciation of investments
     and translation of assets and liabilities in
     foreign currencies..............................       11,768,516               1,224,566              21,308,151
                                                          ------------            ------------            ------------

   Net realized and unrealized gain on investments
     and foreign currency............................     $ 17,045,480            $  1,568,289            $ 21,863,212
                                                          ------------            ------------            ------------

       Net increase in net assets from operations....     $ 17,602,330            $  1,596,218            $ 23,042,514
                                                          =============           =============           =============
See Notes To Financial Statements


                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                            STATEMENTS OF OPERATIONS
    Period from the Start of Business, May 2,1997 to June 30, 1997 (UNAUDITED)
===============================================================================


                                                             Wright                  Wright                  Wright
                                                          U.S. Treasury           U.S. Treasury          Current Income
                                                       Near Term Portfolio          Portfolio               Portfolio
                                                             (WNTB)                  (WUSTB)                 (WCIF)
-------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
   Income --
     Interest income.................................     $   1,305,674           $     614,458           $   1,023,689
                                                           ------------            ------------            ------------


   Expenses --
     Investment Adviser fee (Note 2).................     $      81,540           $      40,136           $      57,238
     Custodian fees (Note 1D)........................             8,500                      -                    2,000
     Amortization of organization expenses (Note 1C).             1,134                   1,134                   1,134
                                                           ------------            ------------            ------------

       Total expenses................................     $      91,174           $      41,270           $      60,372
                                                           ------------            ------------            ------------

               Net investment income.................     $   1,214,500           $     573,188           $     963,317
                                                           ------------            ------------            ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Net realized loss on investment
     transactions (identified cost basis)............     $    (28,650)           $          -            $      (6,207)
   Change in unrealized appreciation of investments..           286,735                 570,738                 842,743
                                                           ------------            ------------            ------------

   Net realized and unrealized gain on investments...     $     258,085           $     570,738           $     836,536
                                                           ------------            ------------            ------------

       Net increase in net assets from operations....     $   1,472,585           $   1,143,926           $   1,799,853
                                                           =============           =============           =============

See Notes To Financial Statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
For the period from the start of business May 2,1997 to June 30, 1997 UNAUDITED)
================================================================================


                                                         Wright Selected          Wright Junior       Wright International
                                                            Blue Chip               Blue Chip               Blue Chip
                                                       Equities Portfolio      Equities Portfolio      Equities Portfolio
                                                              (WBC)                  (WJBC)                  (WIBC)
-----------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From Operations --
     Net investment income...........................    $     556,850            $     27,929            $  1,179,302
     Net realized gain on investments................        5,276,964                 343,723                 555,061
     Change in unrealized appreciation of investments       11,768,516               1,224,566              21,308,151
                                                           ------------            ------------            ------------

       Increase in net assets from operations........    $  17,602,330            $  1,596,218            $ 23,042,514
                                                           ------------            ------------            ------------


   Capital transactions --
     Contributions...................................    $ 220,593,250            $ 13,476,267            $ 300,975,654
     Withdrawals.....................................       (9,230,329)             (1,104,149)            (23,810,501)
                                                           ------------            ------------            ------------

       Increase in net assets
          resulting from capital transactions........    $ 211,362,921            $  12,372,118           $277,165,153
                                                           ------------            ------------            ------------


       Net increase in net assets....................    $ 228,965,251            $ 13,968,336            $300,207,667


NET ASSETS:

   At beginning of period............................               10                      10                      10
                                                           ------------            ------------            ------------

   At end of period..................................    $ 228,965,261            $ 13,968,346            $ 300,207,677
                                                          =============           =============           =============


See Notes To Financial Statements


                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
For the period from the start of business May 2,1997 to June 30, 1997(UNAUDITED)
================================================================================


                                                             Wright                  Wright                  Wright
                                                          U.S. Treasury           U.S. Treasury          Current Income
                                                       Near Term Portfolio          Portfolio               Portfolio
                                                             (WNTB)                  (WUSTB)                 (WCIF)
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From Operations --
     Net investment income...........................    $   1,214,500            $     573,188           $    963,317
     Net realized loss on investments................          (28,650)                      -                  (6,207)
     Change in unrealized appreciation of investments          286,735                  570,738                842,743
                                                           ------------            ------------            ------------

       Increase in net assets from operations........    $   1,472,585            $   1,143,926           $   1,799,853
                                                           ------------            ------------            ------------


   Capital transactions --
     Contributions...................................      126,647,194               64,181,278             89,468,395
     Withdrawals.....................................      (19,463,030)             (2,741,946)             (2,682,641)
                                                           ------------            ------------            ------------

       Increase in net assets
          resulting from capital transactions........    $ 107,184,164            $  61,439,334           $  86,785,754
                                                           ------------            ------------            ------------


       Net increase in net assets....................    $ 108,656,749            $  62,583,260           $  88,585,607


NET ASSETS:

   At beginning of period............................               10                       10                     10
                                                           ------------            ------------            ------------

   At end of period..................................    $ 108,656,759            $  62,583,270           $ 88,585,617
                                                          =============           =============           =============

See Notes To Financial Statements


                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                     WRIGHT MANAGED EQUITY TRUST PORTFOLIOS
For the period from the start of business May 2,1997 to June 30, 1997(UNAUDITED)
================================================================================


                                                         Wright Selected          Wright Junior       Wright International
                                                            Blue Chip               Blue Chip               Blue Chip
                                                       Equities Portfolio      Equities Portfolio      Equities Portfolio
SUPPLEMENTARY DATA                                            (WBC)                  (WJBC)                  (WIBC)
-----------------------------------------------------------------------------------------------------------------------------


Ratios (As of percentage of average daily net assets)++:

   Net expenses(1) ..................................            0.67%+                  0.22%+                  0.89%+
   Net investment income.............................            1.54%+                  1.28%+                  2.40%+
                                                           ------------            ------------            ------------

Portfolio Turnover...................................                9%                     25%                      4%
                                                          =============           =============           =============


Net assets, end of period (000 omitted)..............    $      228,965           $      13,968           $     300,208


(1) The expense ratios for the Portfolios have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers.
++ The operating expense of the WJBC reflects a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:

Ratios (As of percentage of average daily net assets):

   Expenses .........................................                -                   0.77%+                      -
                                                           ------------            ------------            ------------

   Net investment income.............................                -                   0.73%+                      -
                                                           ------------            ------------            ------------
See Notes To Financial Statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                     WRIGHT MANAGED INCOME TRUST PORTFOLIOS
For the period from the start of business May 2,1997 to June 30, 1997(UNAUDITED)
================================================================================


                                                             Wright                  Wright                  Wright
                                                          U.S. Treasury           U.S. Treasury          Current Income
                                                       Near Term Portfolio          Portfolio               Portfolio
SUPPLEMENTARY DATA                                           (WNTB)                  (WUSTB)                 (WCIF)
-----------------------------------------------------------------------------------------------------------------------------


Ratios (As of percentage of average daily net assets):

   Net expenses(1) ..................................            0.48%+                  0.42%+                   0.50%+
   Net investment income.............................            6.34%+                  5.86%+                   6.79%+
                                                            ------------            ------------            ------------

Portfolio Turnover...................................                9%                      0%                      1%
                                                           =============           =============           =============


Net assets, end of period (000 omitted)..............    $      108,567           $      62,583           $      88,586



(1)  The  expense  ratios for the  Portfolios  have been  adjusted  to reflect a change in reporting requirements. The new reporting guidelines require each
     Portfolio  to  increase  its  expense  ratio by the  effect  of any  offset arrangements with its service providers.
+    Annualized.

See Notes To Financial Statements


                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Blue Chip Master Portfolio Trust (the Trust), issuer of Selected Blue Chip Equities Portfolio (Selected Portfolio), Junior Blue Chip Equities
Portfolio (Junior Portfolio), International Blue Chip Equities Portfolio (International Portfolio), U.S. Treasury Portfolio (Treasury Portfolio), U.S. Treasury Near Term Portfolio (Term Portfolio), and Current Income Portfolio (Income Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on March 18, 1997. The Declaration of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

     A. Investment Valuations -- Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are unavailable, are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

     B. Foreign Currency Translation -- Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     C. Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each Portfolio commenced operations.

     D. Expense Reductions -- The Portfolios have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

     E. Income Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains and any other items of income, gain, loss, deductions or credit.

     F. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

     G. Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The interest income is accrued ratably to the date of maturity on the investments of the Portfolios.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Services (Wright) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net asset which rate is adjusted as average daily net assets exceed certain levels. For the period from the start of business, May 2, 1997 to June 30, 1997, the effective annual rate was 1.06% for the Selected Portfolio, 0.74% for the Junior Portfolio, 0.48% for the International Portfolio, 0.40% for the Treasury Portfolio, 0.40% for the Term Portfolio, and 0.42% for the Income Portfolio. To enhance the net income of the Fund, Wright made a reduction of its investment adviser fee by $12,113 for the Junior Portfolio

     Certain of the Trustees and officers of the Portfolio are Trustees or officers of the above organizations, Except as to Trustees of the Portfolios who are not affiliated with Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Portfolios out of the fees paid to Eaton Vance and Wright.


(3) INVESTMENTS

     The Treasury Portfolio, Term Portfolio, and Income Portfolio invest primarily in debt securities. The ability of the issuers of these debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the period from the start of business, May 2, 1997 to June 30, 1997 were as follows:


                                               Selected      Junior    International    U.S.      U.S. Treasury   Current
                                               Blue Chip    Blue Chip    Blue Chip    Treasury     Near Term      Income
                                               Portfolio    Portfolio    Portfolio    Portfolio     Portfolio    Portfolio
------------------------------------------------------------------------------------------------------------------------------

Purchases - Non-U.S. Gov't Obligations       $19,518,155    $1,135,153  $ 5,079,401          --           --           --
                                             ===========   ===========  ===========  ===========  ===========  ===========

Purchases - U.S. Gov't Obligations                   --            --           --   $ 6,119,750  $ 9,978,750  $ 6,998,521
                                             ===========   ===========  ===========  ===========  ===========  ===========

Sales - Non-U.S. Gov't Obligations           $27,814,482   $ 1,303,036  $12,993,691          --           --           --
                                             ===========   ===========  ===========  ===========  ===========  ===========

Sales - U.S. Gov't. Obligations                      --            --           --           --   $23,771,586    $ 667,090
                                             ===========   ===========  ===========  ===========  ===========  ===========



(4)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 1997, as computed on a federal income tax basis, are as follows:

                                  Selected         Junior      International      U.S.        U.S. Treasury     Current
                                  Blue Chip       Blue Chip      Blue Chip      Treasury       Near Term        Income
                                  Portfolio       Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------------------

Aggregate cost                 $ 169,658,912   $  10,041,278  $ 218,206,172  $ 60,350,206    $ 105,939,511  $  88,009,717
                                ============    ============   ============   ============    ============   ============
Gross unrealized appreciation  $  59,119,557   $   3,584,415  $  86,184,282  $     54,477    $     897,196  $   1,093,203
Gross unrealized depreciation      1,594,752         147,860      5,553,415       192,560          402,577      1,066,037
                                 -----------     -----------    -----------    -----------     -----------    -----------

Net unrealized appreciation    $  57,524,805   $   3,436,555  $  80,630,867  $   (138,083)   $     494,618  $      27,166
                                ============    ============   ============   ============    ============   ============


(5)  FINANCIAL INSTRUMENTS

     The Portfolios may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency contracts for the International Portfolio. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular class if financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     As of June 30, 1997 the International Portfolio had the following forward foreign currency exchange contracts open:

                                                                  In Exchange            Contracts                Net
Settlement                                   Contracts                for                   at                Unrealized
     Date             Currency              to Deliver          (U.S. Dollars)             Value             Appreciation
------------------------------------------------------------------------------------------------------------------------------

    7/2/97         Singapore Dollar           37,554                $26,291               $26,269                 $22
                                                                   =========             =========             =========

     At June 30, 1997, the International Portfolio had sufficient cash and/or securities to cover any commitments under these contracts.

(6) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

The International Portfolio's investing in securities issued by companies whose principal business activities are outside the Untied States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers.

Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of International Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of International Portfolio's assets. International Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

                   WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1997 (UNAUDITED)
===============================================================================

                                       Shares       Value
                                      --------     -------
 Equity Interests -- 96.8%


APPAREL -- 2.5%
VF Corp.............................   7,100   $    601,725
                                                -----------


AUTOMOTIVE -- 4.7%
Autoliv Inc.........................     921   $     36,034
Chrysler Corporation................  15,300        502,031
Eaton Corp..........................   6,800        593,725
                                                -----------
                                               $  1,131,790
                                                -----------


BEVERAGES -- 2.1%
Anheuser Busch Co...................  12,200   $    511,638
                                                -----------


CHEMICALS -- 12.7%
Air Products & Chemicals............   6,900   $    560,623
Great Lakes Chemical Corp...........  10,300        539,463
Morton International Inc............  14,200        428,663
PPG Industries......................   9,100        528,938
Rohm & Haas Co......................   5,900        531,369
Sherwin Williams Co.................  16,500        509,438
                                                -----------
                                               $  3,098,494
                                                -----------


CONSTRUCTION -- 2.7%
Caterpillar Tractor Inc.............   6,000   $    644,250
                                                -----------



DIVERSIFIED -- 5.2%
Allied Signal Inc...................   6,200   $    520,800
General Electric Company............   8,000        523,000
Tyco Lab............................   3,300        229,556
                                                -----------
                                               $  1,273,356
                                                -----------



DRUGS, COSMETICS & HEALTH CARE -- 2.4%
Bristol-Myers Squibb Co.............   7,200   $    583,200
                                                -----------



ELECTRICAL -- 2.1%
Emerson Electric Co.................   9,300   $    512,081
                                                -----------



ELECTRONICS -- 14.4%
Applied Materials Inc...............   7,300   $    516,931
Compaq Computer*....................   4,600        456,550
EMC Corp./Mass......................  14,500        565,500
Intel Corporation...................   3,600        510,525
Raytheon Co.........................   9,700        494,700
Seagate Technology, Inc.............  10,900        383,544
Sun Microsystems, Inc...............  15,700        584,334
                                                -----------
                                               $  3,512,084
                                                -----------



FINANCIAL -- 11.1%
American Express Co.................   7,400   $    551,300
American International Group........   3,700        552,687
Aon Corp............................  10,700        553,725
Key Corp. (New).....................   8,900        497,288
MBIA, Inc...........................   4,800        541,500
                                                -----------
                                               $  2,696,500
                                                -----------



FOOD -- 2.1%
Sara Lee Corp.......................  12,400   $    516,150
                                                -----------



MACHINERY & EQUIPMENT -- 9.2%
Deere & Co..........................  10,400   $    570,700
Dover Corp..........................   7,900        485,850
Ingersoll Rand Co...................  10,300        636,025
Pitney-Bowes Inc....................   7,900        549,050
                                                -----------
                                               $  2,241,625
                                                -----------



METAL PRODUCTS MANUFACTURERS -- 2.3%
Illinois Tool Works Inc.............  11,400   $    569,288
                                                -----------



OIL, GAS, COAL & RELATED SERVICES -- 2.0%
Exxon Corp..........................   7,900   $    485,850
                                                -----------



PRINTING & PUBLISHING -- 2.2%
Gannett Co. Inc.....................   5,300   $    523,375
                                                -----------

RETAILERS -- 10.6%
Costco Companies Inc................  15,100   $    496,413
Gap Stores..........................  13,600        528,700
May Department Stores...............   9,700        458,325
Rite Aid Corp.......................  10,200        508,725
Toys "R" Us, Inc. Holding Co........  16,800        588,000
                                                -----------
                                               $  2,580,163
                                                -----------



UTILITIES -- 6.5%
AmeriTech Corp......................   7,000   $    475,562
Bell Atlantic Corp..................   7,700        584,238
Sprint Corp.........................   9,700        510,463
                                                -----------
                                               $  1,570,263
                                                -----------



MISCELLANEOUS -- 2.0%
Genuine Parts Co....................  14,375   $    486,951
                                                -----------


TOTAL EQUITY INTERESTS -- 96.8%
  (identified cost, $19,155,969)               $ 23,538,783


OTHER ASSETS,
  LESS LIABILITIES  -- 3.2%                         771,916
                                                -----------


NET ASSETS -- 100%                             $ 24,310,699
                                               ============



* Non-income-producing security.
 See Notes To Financial Statements

                      WRIGHT TOTAL RETURN BOND FUND (WTRB)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1997 (UNAUDITED)



Face                                                    Coupon     Maturity      Market                   Current    Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1)   Maturity(1)
---------------------------------------------------------------------------------------------------------------------------------


$   6,600,000     U.S. Treasury Notes                    5.875%    11/15/99     $ 99.359  $ 6,557,694      5.91%     6.17%
    1,900,000     U.S. Treasury Notes                    5.875%    06/30/00       99.031    1,881,589      5.93%     6.23%
    1,000,000     U.S. Treasury Notes                    6.250%    08/31/00       99.937      999,370      6.25%     6.27%
    3,000,000     U.S. Treasury Notes                    5.750%    10/31/00       98.406    2,952,180      5.84%     6.28%
    3,000,000     U.S. Treasury Notes                    7.750%    02/15/01      104.578    3,137,340      7.41%     6.34%
    9,800,000     U.S. Treasury Notes                    6.250%    02/15/03       99.219    9,723,462      6.30%     6.42%
    1,700,000     U.S. Treasury Notes                    7.500%    02/15/05      105.812    1,798,804      7.09%     6.53%
   11,300,000     U.S. Treasury Notes                    6.500%    05/15/05       99.812   11,278,756      6.51%     6.54%
   17,800,000     U.S. Treasury Notes                    6.500%    08/15/05       99.719   17,749,982      6.52%     6.55%
    5,500,000     U.S. Treasury Notes                    5.875%    11/15/05       95.672    5,261,960      6.14%     6.56%
      200,000     U.S. Treasury Notes                    5.625%    02/15/06       93.922      187,844      5.99%     6.57%
    4,000,000     U.S. Treasury Notes                    6.500%    10/15/06       99.578    3,983,120      6.53%     6.57%

    2,000,000     U.S. Treasury Bonds                    8.250%    05/15/05      104.687    2,093,740      7.88%     7.45%
    9,475,000     U.S. Treasury Bonds                    7.250%    05/15/16      104.281    9,880,625      6.95%     6.84%
                                                                                          ----------


Total Investments (identified cost, $77,923,160)-- 98.5%                                  $77,486,466

Other Assets, Less Liabilities -- 1.5%                                                      1,187,976
                                                                                          ----------

Net Assets -- 100.0%                                                                      $78,674,442
                                                                                         ============

Average Maturity  -- 8.1 Years (1)




(1) Unaudited.

See Notes To Financial Statements

                     WRIGHT U.S. TREASURY MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1997 (UNAUDITED)



Face                               Interest   Maturity
Amount     Issuer                    Rate       Date        Value
-----------------------------------------------------------------------------



$2,400,000   U.S. Treasury Bills   5.080% 07/24/97  $ 2,392,203
   200,000   U.S. Treasury Bills   5.120% 07/24/97      199,345
   500,000   U.S. Treasury Bills   4.970% 07/24/97      498,413
 1,000,000   U.S. Treasury Bills   4.970% 07/24/97      996,825
   800,000   U.S. Treasury Bills   4.750% 07/24/97      797,572
   500,000   U.S. Treasury Bills   5.110% 08/21/97      496,381
 2,500,000   U.S. Treasury Bills   5.160% 08/21/97    2,481,725
 2,100,000   U.S. Treasury Bills   4.840% 08/21/97    2,085,601
 1,000,000   U.S. Treasury Bills   5.085% 09/18/97      988,841
   300,000   U.S. Treasury Bills   5.140% 09/18/97      296,616
 2,800,000   U.S. Treasury Bills   5.370% 09/18/97    2,767,005
 3,000,000   U.S. Treasury Bills   5.170% 10/16/97    2,953,901
 1,000,000   U.S. Treasury Bills   5.140% 11/13/97      980,725
 1,100,000   U.S. Treasury Bills   5.120% 11/13/97    1,078,880
   300,000   U.S. Treasury Bills   5.150% 12/11/97      293,005
   450,000   U.S. Treasury Bills   5.180% 12/11/97      439,446
 3,000,000   U.S. Treasury Bills   5.290% 02/05/98    2,903,457
 2,000,000   U.S. Treasury Bills   5.070% 07/03/97    1,999,437
 2,900,000   U.S. Treasury Bills   5.110% 07/03/97    2,899,177
 3,100,000   U.S. Treasury Bills   4.960% 07/17/97    3,093,166
 1,000,000   U.S. Treasury Bills   4.940% 07/17/97      997,804
   600,000   U.S. Treasury Bill    4.700% 07/17/97      598,747
   400,000   U.S. Treasury Bills   5.000% 07/10/97      399,499
   500,000   U.S. Treasury Bills   4.990% 07/10/97      499,377
 1,400,000   U.S. Treasury Bills   4.945% 07/10/97    1,398,269
 2,500,000   U.S. Treasury Bills   5.090% 07/10/97    2,496,819
 3,400,000   U.S. Treasury Bills   5.150% 07/31/97    3,385,408
 1,000,000   U.S. Treasury Bills   4.950% 07/31/97      995,875
   400,000   U.S. Treasury Bills   4.730% 07/31/97      398,423
 2,600,000   U.S. Treasury Bills   4.990% 08/07/97    2,586,665
 2,400,000   U.S. Treasury Bills   5.170% 08/07/97    2,387,247
 3,100,000   U.S. Treasury Bills   5.230% 08/14/97    3,080,184
 2,100,000   U.S. Treasury Bills   4.810% 08/14/97    2,087,654
 3,000,000   U.S. Treasury Bills   5.105% 08/28/97    2,975,326
 1,800,000   U.S. Treasury Bills   5.140% 08/28/97    1,785,094
 3,000,000   U.S. Treasury Bills   5.170% 09/04/97    2,971,995
 1,200,000   U.S. Treasury Bills   5.040% 09/04/97    1,189,080
 3,100,000   U.S. Treasury Bills   5.200% 09/11/97    3,067,760
 3,000,000   U.S. Treasury Bills   5.340% 09/25/97    2,961,730
   600,000   U.S. Treasury Bills   5.240% 09/25/97      592,489
   500,000   U.S. Treasury Bills   5.090% 09/25/97      493,920
 3,000,000   U.S. Treasury Bills   4.900% 10/02/97    2,962,025
 5,000,000   U.S. Treasury Bills   4.960% 10/09/97    4,931,111
 3,200,000   U.S. Treasury Bills   5.175% 10/23/97    3,147,560
 3,000,000   U.S. Treasury Bills   5.050% 10/30/97    2,949,079
 5,000,000   U.S. Treasury Bills   4.980% 11/06/97    4,911,467
 3,000,000   U.S. Treasury Bills   5.070% 11/20/97    2,940,005
 1,400,000   U.S. Treasury Bills   5.225% 11/28/97    1,369,522
                                                     ----------
TOTAL INVESTMENTS
AT AMORTIZED COST -- 100.7%                         $91,201,855

Other Assets, less Liabilities  -- 0.7%                (622,369)
                                                  ---------------

Net Assets -- 100.0%                                $90,579,486
                                                    ===========
See Notes To Financial Statements

               WRIGHT SELECTED BLUE CHIP EQUITIES PORTFOLIO (WBC)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1997 (UNAUDITED)
================================================================================



                                       Shares       Value
                                      --------     -------
Equity Interests -- 95.3%


APPAREL -- 2.5%
Russell Corp........................  95,300   $  2,823,262
VF Corp.............................  34,330      2,909,468
                                                -----------
                                               $  5,732,730
                                                -----------

AUTOMOTIVE -- 4.4%
Autoliv Inc.........................  16,027   $    627,056
Chrysler Corporation................  48,900      1,604,531
Eaton Corp..........................  31,000      2,706,688
Echlin Inc..........................  56,400      2,030,400
Modine Mfg. Co......................  35,700      1,062,075
Johnson Controls....................  51,000      2,094,188
                                                -----------
                                               $ 10,124,938
                                                -----------


BEVERAGES -- 0.9%
Anheuser Busch......................  51,500   $  2,159,781
                                                -----------


CHEMICALS -- 4.3%
Great Lakes Chemical Corp...........  29,900   $  1,566,011
Lubrizol Corp.......................  58,600      2,457,538
Morton International Inc............  45,800      1,382,588
PPG Industries......................  41,500      2,412,188
Rohm & Haas Co......................  22,100      1,990,381
                                                -----------
                                               $  9,808,706
                                                -----------

CONSTRUCTION -- 6.9%
Caterpillar Tractor, Inc............  30,100   $  3,231,987
Clayton Homes.......................  75,000      1,068,750
Fleetwood Enterprises, Inc..........  86,900      2,590,706
Medusa Corporation..................  64,100      2,459,838
Oakwood Homes Corp*.................  76,600      1,838,400
Toll Brothers.......................  98,000      1,800,750
Vulcan Materials Co.................  34,500      2,708,250
                                                -----------
                                               $ 15,698,681
                                                -----------


DIVERSIFIED -- 5.1%
Carllisle Corp......................  30,000   $  1,046,250
Crane Company.......................  61,100      2,554,743
Lancaster Colony Corp...............  45,000      2,176,875
National Service Industries.........  65,800      3,203,638
Teleflex, Incorporated..............  84,000      2,625,000
                                                -----------
                                               $ 11,606,506
                                                -----------



DRUGS, COSMETICS & HEALTH CARE -- 1.4%
Bristol-Myers Squibb Co.............  40,828   $  3,307,068
                                                -----------



ELECTRONICS -- 8.5%
Compaq Computer*....................  28,900   $  2,868,325
Dallas Semiconductor Corp...........  87,600      3,438,300
EMC Corp./Mass......................  65,000      2,535,000
National Computer System Inc........  95,000      2,529,375
Raytheon Co.........................  46,260      2,359,260
Seagate Technology, Inc.............  80,500      2,832,594
Sun Microsystems Inc................  79,500      2,958,886
                                                -----------
                                               $ 19,521,740
                                                -----------


FINANCIAL -- 13.4%
AFLAC Corp..........................  52,250   $  2,468,813
Allied Group........................  30,000      1,140,000
AMBAC Inc...........................  39,600      3,024,450
BB&T Corporation....................  58,400      2,628,000
Commerce Bancshares, Inc............  52,421      2,372,050
Compass Bancshares..................  81,750      2,748,844
Edwards (A.G.), Inc.................  82,500      3,526,875
First Security CP...................  49,500      1,351,969
First Virginia Banks Inc............  44,265      2,669,733
MBIA Inc............................  22,000      2,481,875
Pacific Century Financial Corp......  55,175      2,551,844
Quick and Reilly Group..............  68,400      1,590,300
Southtrust Corporation..............  53,100      2,197,011
                                                -----------
                                               $ 30,751,764
                                                -----------


FOOD -- 1.2%
Universal Foods Corp................  72,000   $  2,745,000
                                                -----------



MACHINERY & EQUIPMENT -- 6.1%
Briggs & Stratton Corp..............  54,380   $  2,719,000
Dover Corp..........................  43,300      2,662,950
Deere & Co..........................  53,300      2,924,838
Ingersoll Rand Co...................  49,300      3,044,275
Pitney-Bowes Inc....................  36,500      2,536,750
                                                -----------
                                               $ 13,887,813
                                                -----------


METAL PRODUCERS -- 1.0%
Carpenter Technology................  49,200   $  2,250,900
                                                -----------

METAL PRODUCTS MANUFACTURERS -- 5.4%
Harsco Corp.........................  53,000   $  2,146,500
Kaydon Corp.........................  24,300      1,205,888
Snap-on Inc.........................  56,600      2,228,625
Trimas Corp. Common Stock...........  75,000      2,109,375
Trinity Industries..................  58,800      1,866,900
Watts Industries Inc. Class A....... 117,900      2,829,600
                                                -----------
                                               $ 12,386,888
                                                -----------


PAPER -- 1.1%
Sonoco Products Co..................  81,000   $  2,465,436
                                                -----------


PRINTING & PUBLISHING -- 5.6%
American Greetings Corp.............  76,900   $  2,854,913
Banta (George) Corp.................  83,748      2,271,665
Gannett Co. Inc.....................  27,780      2,743,275
Lee Enterprises, Inc................ 102,200      2,695,525
Standard Register...................  75,000      2,296,874
                                                -----------
                                               $ 12,862,252
                                                -----------


RECREATION -- 3.9%
Callaway Golf Company...............  28,500   $  1,011,750
Kingworld Productions Inc...........  57,000      1,995,000
Ryan's Family Steak Houses*......... 296,000      2,534,500
Wendy's International Inc........... 127,000      3,294,063
                                                -----------
                                               $  8,835,313
                                                -----------


RETAILERS -- 5.5%
Casey's General Store, Incx.........  50,000   $  1,076,560
Costco Companies Inc................  82,500      2,712,188
Family Dollar Stores................ 103,500      2,820,375
Hannaford Brothers Company..........  64,000      2,276,000
May Department Stores...............  42,800      2,022,300
Toys "R" Us, Inc. Holding Co........  50,000      1,750,000
                                                -----------
                                               $ 12,657,423
                                                -----------


TRANSPORTATION -- 3.7%
ASA Holdings, Inc...................  66,600   $  1,906,425
Comair Holdings, Inc................ 100,000      2,768,750
Illinois Central Corp...............  54,000      1,886,625
Werner Enterprises Inc.............. 100,000      1,937,500
                                                -----------
                                               $  8,499,300
                                                -----------




UTILITIES -- 8.7%
Ameritech Corp......................  40,140   $  2,727,011
Century Telephone Enterprises.......  73,800      2,486,138
Citizens Utilities Cl. A............   0.406              4
DQE, Inc............................  76,800      2,169,600
NIPSCO Industries Inc...............  63,700      2,631,606
Questar Corp........................  60,000      2,422,500
Sprint Corp.........................  59,800      3,146,975
TECO Energy, Inc....................  98,000      2,505,125
Wisconsin Energy Corp...............  72,850      1,812,144
                                                -----------
                                               $ 19,901,103
                                                -----------




MISCELLANEOUS -- 5.7%
Arrow Electronics, Inc..............  34,300   $  1,822,188
Genuine Parts Co....................  81,075      2,746,416
Kelly Services......................  38,000      1,192,250
Leggett & Platt Inc.................  74,600      3,207,800
Marshall Industries*................  76,865      2,863,221
Universal Health Services-Cl. B.....  31,000      1,193,500
                                                -----------
                                               $ 13,025,375
                                                -----------



TOTAL EQUITY INTERESTS - 95.3%
  (identified cost, $160,703,912)              $218,228,717


                              Reserve Funds -- 3.9%

                                 Face Amount

American Express Corp., 6.001%, 07/01/97
  (at amortized cost).............$8,955,000      8,955,000
                                                -----------

TOTAL INVESTMENTS -- 99.2%
  (identified cost, $169,658,912)              $227,183,717

OTHER ASSETS,
  LESS LIABILITIES -- 0.8%                        1,781,544
                                                -----------


NET ASSETS -- 100%                             $228,965,261
                                               ============



* Non-income-producing security.
See Notes To Financial Statements

                WRIGHT JUNIOR BLUE CHIP EQUITIES PORTFOLIO (WJBC)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1997 (UNAUDITED)
================================================================================


                                       Shares       Value
                                      --------     -------
Equity Interests -- 96.5%



AUTOMOTIVE -- 5.3%
Myers Industries....................  14,500   $    244,688
Simpson Industries..................  29,000        308,125
TBC Corp............................  22,600        189,275
                                                -----------
                                               $    742,088
                                                -----------


CHEMICALS -- 2.3%
Wh. Brady Co. Class A...............  11,000   $    319,000
                                                -----------


CONSTRUCTION -- 2.3%
Patrick Industries Inc..............  19,800   $    326,700
                                                -----------



DIVERSIFIED -- 7.4%
Crane Company.......................  12,750   $    533,109
Teleflex, Inc.......................  16,000        500,000
                                                -----------
                                               $  1,033,109
                                                -----------


ELECTRICAL --2.1%
Woodhead Industries Inc.............  15,500   $    292,563
                                                -----------



ELECTRONICS -- 4.4%
Norstan Inc.........................  17,800   $    289,250
Technitrol..........................  12,000        328,500
                                                -----------
                                               $    617,750
                                                -----------


FINANCIAL -- 21.4%
Allied Group........................   9,750   $    370,500
Associated Banc Corp................   6,600        260,700
Centura Banks Inc...................   6,000        275,250
First Commercial Corp...............   7,774        319,706
First Michigan Bank Corp............  10,000        302,500
McDonald & Co. Investments..........   6,600        302,775
One Valley Bancorp..................  10,000        420,000
Raymond James Financial Corp........  15,000        410,625
Westamerica Bancorp.................   4,300        326,800
                                                -----------
                                               $  2,988,856
                                                -----------



MACHINERY & EQUIPMENT -- 8.1%
Applied Power Inc. Cl. "A"..........   6,500   $    335,563
Briggs & Stratton Corp..............   8,000        400,000
Lindsay Manufacturing Co............  12,000        393,000
                                                -----------
                                               $  1,128,563
                                                -----------




METAL PRODUCTS MANUFACTURERS -- 5.4%
CLARCOR Inc.........................  16,300   $    403,425
Regal Beloit Corp...................  13,500        353,531
                                                -----------
                                               $    756,956
                                                -----------



PAPER -- 2.1%
Republic Group......................  14,300   $    287,786
                                                -----------



PRINTING & PUBLISHING -- 11.5%
American Business Products-GA.......  12,000   $    273,000
Banta Corp..........................  14,625        396,703
Central Newspapers Cl A.............   7,500        537,188
Merrill Corp........................  11,000        400,125
                                                -----------
                                               $  1,607,016
                                                -----------


RETAILERS -- 4.2%
Dress Barn Inc......................  14,500   $    282,750
Ruddick Corp........................  18,600        306,900
                                                -----------
                                               $    589,650
                                                -----------


MISCELLANEOUS -- 20.0%
Bush Industries Cl. A...............  12,000   $    285,000
CACI International Inc..............  13,000        198,250
Falcon Products Inc.................  21,800        292,938
Lawson Prods. Inc...................  10,000        270,000
Marshall Industries*................  15,000        558,750
Paxar Corp..........................  15,000        283,125
Pioneer Stand Electronics...........  19,500        263,250
Sterling Electronics................  24,185        308,359
World Fuel Services Corp............  15,000        328,124
                                                -----------
                                               $  2,787,796
                                                -----------

TOTAL EQUITY INTERESTS -- 96.5%
  (identified cost, $10,041,278)               $ 13,477,833


OTHER ASSETS,
  LESS LIABILITIES -- 3.5%                          490,513
                                                -----------


NET ASSETS -- 100.0%                           $ 13,968,346
                                               ============



* Non-income-producing security.
See Notes To Financial Statements

            WRIGHT INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (WIBC)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1997 (UNAUDITED)


                                      Shares       Value
                                     --------     -------
Equity Interests -- 97.0%



AUSTRALIA -- 4.8%
Australian Gas & Light Co........... 375,000   $  2,209,691
Broken Hill Proprietary Co. ........ 136,293      2,006,019
Coles Myer Ltd  ADR.................  62,551      2,611,504
F.H. Faulding (U.K.)................ 370,359      2,126,387
Futuris Corporation Limited.........1,867,345     3,004,761
Lend Lease Corp. Ltd................ 118,894      2,514,917
                                                -----------
                                               $ 14,473,279
                                                -----------



BELGIUM -- 1.6%
Colruyt SA..........................   5,500   $  2,683,822
Delhaize Freres & Cie Le Lion SA....  41,200      2,165,075
                                                -----------
                                               $  4,848,897
                                                -----------




CANADA -- 7.0%
Bombardier Inc. Class B............. 132,000   $  2,994,869
British Columbia Telecom............  95,300      2,238,187
Linamar Corporation.................  77,000      3,365,639
Loblaw Companies Ltd................ 218,000      3,002,405
Magna Int'l. Inc. Cl. A.............  39,000      2,346,400
Newbridge Network Corp*.............  65,000      2,827,500
Power Financial Corp................  95,000      2,248,356
Thomson Corporation.................  93,000      2,143,724
                                                -----------
                                               $ 21,167,080
                                                -----------



CHILE -- 1.6%
Compania de Telecomunicacion........  78,000   $  2,574,000
Embotelladora Andina SA.............  54,000      1,127,250
Embotelladora Andina Series.........  54,000      1,157,625
                                                -----------
                                               $  4,858,875
                                                -----------



DENMARK -- 4.1%
Berendsen Sophus A/S Class B........  16,093   $  2,327,295
Carlsburg A/S Pfd Class B...........  34,727      1,914,659
Coloplast B A/S.....................  34,200      2,282,301
Icopal Group........................   7,550      1,697,479
Novo-Nordisk AS.....................  26,000      2,835,666
Radiometer A/S......................  26,450      1,362,683
                                                -----------
                                               $ 12,420,083
                                                -----------




FINLAND --  0.8%
Orion A/S-B.........................  67,300   $  2,534,338
                                                -----------


FRANCE -- 9.3%
BIC.................................  13,200   $  2,159,367
Carrefour Supermarche...............   3,700      2,688,161
Castorama Dubois Inv................  10,541      1,483,940
Comptoirs Modernes SA...............   4,504      2,376,781
L'Air Liquide SA....................  12,043      1,912,694
LeGrand SA..........................  10,500      1,849,945
L'Oreal SA..........................   6,545      2,758,604
LVMH Moet-Hennessy SA  ADR..........  38,620      2,080,653
Pernod Ricard SA....................  33,280      1,716,544
Sagem SA............................   3,500      1,778,449
SEB Group...........................  12,000      2,104,009
Synthelabo..........................  22,900      2,982,126
TV Francaise........................  21,000      1,876,755
                                                -----------
                                               $ 27,768,028
                                                -----------



GERMANY -- 5.6%
Altana Ind-Aktien DM50..............   2,500   $  2,666,973
Bayerische Motoren Werke AG.........   3,109      2,573,076
Beiersdorf AG.......................  45,200      2,333,171
Douglas Holdings AG.................  50,000      1,993,060
Dyckerhoff AG.......................   6,300      2,276,390
Gehe AG.............................  32,000      2,184,050
Heidelberger Zement AG .............  29,300      2,772,791
                                                -----------
                                               $ 16,799,511
                                                -----------



HONG KONG -- 7.2%
China Light & Power Co. Ltd. ADR.... 351,276   $  1,990,505
Hang Lung Dev. Co. Ltd. ADR......... 206,400      1,891,553
Hang Seng Bank Ltd. ADR............. 192,195      2,741,258
Hong Kong Aircraft Engineering Co... 741,000      2,697,258
Hong Kong & China Gas Co. ADR......1,352,349      2,705,509
Hong Kong Electric Holdings Ltd.ADR  600,000      2,416,357
Johnson Electric Holdings Ltd....... 897,500      2,676,096
Kowloon Motor Bus Co. (1933) Ltd.... 979,200      2,527,881
Swire Pacific Ltd. ADR.............. 214,400      1,930,266
                                                -----------
                                               $ 21,576,683
                                                -----------


IRELAND -- 2.2%
Elan Corp. PLC......................  62,000   $  2,805,500
Fyffes PLC..........................1,094,267     1,677,205
Greencore PLC....................... 398,804      1,979,934
                                                -----------
                                               $  6,462,639
                                                -----------

JAPAN -- 8.3%
Chudenko Corp.......................  58,630   $  1,571,246
Daiichi Pharmaceutical.............. 137,000      2,415,783
Ito Yokado Co. Ltd..................   9,500      2,208,750
Kurita Water Industries.............  99,600      2,651,827
Kyodo Printing Co................... 198,000      1,901,270
Ono Pharmaceutical..................  56,000      1,974,947
Santen Pharmaceutical............... 118,360      2,366,063
Seven Eleven Japan Ltd..............  34,580      2,614,140
Taisho Pharmaceutical Co. LT........  85,000      2,292,785
Yamanouchi Pharmaceutical........... 114,000      3,065,078
York-Benimaru Co. Ltd...............  60,000      1,885,557
                                                -----------
                                               $ 24,947,446
                                                -----------




MALAYSIA -- 3.3%
Genting Berhad...................... 230,000   $  1,102,615
Guinness Anchor Berhad.............. 782,000      1,735,024
Hong Leong Industries Berhad........ 580,800      1,840,887
Perlis Plantations Berhad........... 615,000      1,803,090
Sime Darby Berhad................... 599,200      1,994,168
Sungei Way Holdings Berhad.......... 725,000      1,367,275
                                                -----------
                                               $  9,843,059
                                                -----------



MEXICO -- 3.0%
Cifra S.A...........................1,457,000  $  2,674,032
Grupo Industrial Maseca-B...........1,600,000     1,750,883
Kimberly Clark de Mexico S.A........  99,800      1,976,040
Telefonos de Mexico.................  54,400      2,597,600
                                                -----------
                                               $  8,998,555
                                                -----------




NETHERLANDS -- 8.6%
CSM N.V. Cert.......................  37,895   $  1,900,641
Elsevier............................ 134,900      2,255,324
Getronics N.V.......................  63,584      2,054,756
Grolsch N.V.........................  54,000      1,874,407
Hagemeyer N.V.......................  47,356       2,47,576
Heineken N.V........................   9,975      1,703,260
Koninklijke Ahold N.V...............  29,167      2,461,927
IHC Caland N.V......................  35,000      1,914,216
Nutricia Verenidge Bedrijve.........  16,258      2,568,928
Polygram............................  32,700      1,716,754
Unilever N.V........................  12,900      2,716,897
Verenigde Nederlandse............... 101,000      2,234,263
                                                -----------
                                               $ 25,848,949
                                                -----------



SINGAPORE -- 0.9%
Asia Pacific Brewery................ 167,000   $    665,804
Singapore Press Holdings LT......... 106,200      2,139,302
                                                -----------
                                               $  2,805,106
                                                -----------



SOUTH AFRICA -- 2.2%
Sasol Beperk Limited................ 175,000   $  2,295,272
South African Breweries LT..........  66,803      2,050,549
Tiger Oats Limited.................. 127,000      2,239,612
                                                -----------
                                               $  6,585,433
                                                -----------



SPAIN -- 3.4%
Banco Popular Espanola..............  11,600   $  2,841,459
Empresa Nac de Electricidad.........  30,600      2,568,427
Gas Natural SDG S.A.................  10,500      2,293,435
Repsol S.A..........................  55,740      2,356,304
                                                -----------
                                               $ 10,059,625
                                                -----------



SWEDEN -- 3.6%
AGA AB B Free....................... 121,500   $  1,618,178
Astra AB B Free Shares.............. 142,000      2,506,304
Atlas Copco AB A Free............... 101,000      2,638,065
Gullspangs Kraft - "B" Free......... 113,000      1,709,531
Hennes and Mauritz..................  67,500      2,374,024
                                                -----------
                                               $ 10,846,102
                                                -----------



SWITZERLAND -- 3.4%
Nestle SA ADR.......................  34,900   $  2,437,471
Novartis AG-Reg.....................   1,900      3,037,709
Roche Holding AG - Genussch.........     270      2,442,271
S.M.H. AG-Registered 10SFR..........  15,800      2,140,254
                                                -----------
                                               $ 10,057,705
                                                -----------



UNITED KINGDOM -- 16.1%
Allied Colloids Group PLC........... 920,000   $  1,923,564
Bowthorpe Holdings PLC.............. 290,000      1,560,542
Cable & Wireless PLC  ADR...........  84,300      2,355,131
Grand Metropolitan PLC  ADR.........  55,900      2,190,581
Halma PLC........................... 599,333      1,617,552
Johnson Matthey Public Ltd.......... 225,200      2,448,940
LaPorte PLC......................... 197,070      2,116,014
Marks & Spencer PLC................. 240,700      2,015,056

Morrison (Wm.) Supermarket.......... 686,000      1,771,458
Pearson PLC......................... 163,746      1,898,705
Polypipe PLC........................ 625,000      2,165,800
Powerscreen Int'l................... 245,100      2,678,688
Provident Financial PLC............. 283,491      2,644,858
Reckitt & Colman PLC................ 152,135      2,245,628
Scapa Group PLC..................... 481,873      1,701,937
Securicor Group -A-*................ 411,113      1,952,006
Siebe PLC........................... 135,972      2,306,069
Smith & Nephew PLC.................. 633,693      1,763,073
Smiths Industries PLC............... 180,100      2,304,358
Tesco PLC........................... 417,060      2,570,841
Vodafone Group PLC.................. 480,000      2,343,062
Weir Group PLC...................... 407,700      1,681,090
Wolseley PLC........................ 252,215      1,990,693
                                                -----------
                                             $   48,245,646
                                                -----------



TOTAL EQUITY INTERESTS - 97.0%
  (identified cost, $218,206,172)              $291,147,039


                              Reserve Funds -- 2.5%

                                 Face Amount

American Express Corp., 6%, 07/01/97
  (at amortized cost).............$7,690,000      7,690,000
                                                -----------

TOTAL INVESTMENTS -- 99.5%
  (identified cost, $225,896,172)              $298,837,039

OTHER ASSETS,
   LESS LIABILITIES -- 0.5%                       1,370,638
                                                -----------



NET ASSETS -- 100%                             $300,207,677
                                               ============





* Non-income-producing security.


ADR: American Depository Receipts
See Notes To Financial Statements

                 WRIGHT U.S. TREASURY NEAR TERM PORTFOLIO (WNTB)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1997 (UNAUDITED)
================================================================================


Face                                                    Coupon     Maturity      Market                   Current   Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1)  Maturity(1)
---------------------------------------------------------------------------------------------------------------------------------


$   4,000,000     U. S. Treasury Notes                   7.250%    02/15/98     $100.922  $ 4,036,880      7.18%     5.74%
    2,100,000     U. S. Treasury Notes                   8.125%    02/15/98      101.453    2,130,513      8.01%     5.69%
    1,700,000     U. S. Treasury Notes                   5.125%    03/31/98       99.609    1,693,353      5.15%     5.63%
   20,000,000     U. S. Treasury Notes                   7.875%    04/15/98      101.625   20,325,000      7.75%     5.73%
    3,450,000     U. S. Treasury Notes                   9.000%    05/15/98      102.703    3,543,254      8.76%     5.79%
      500,000     U. S. Treasury Notes                   5.875%    08/15/98       99.969      499,845      5.88%     5.90%
    4,500,000     U. S. Treasury Notes                   6.125%    08/31/98      100.250    4,511,250      6.11%     5.89%
    2,000,000     U. S. Treasury Notes                   7.125%    10/15/98      101.469    2,029,380      7.02%     5.92%
      700,000     U. S. Treasury Notes                   6.375%    01/15/99      100.578      704,046      6.34%     5.98%
    1,400,000     U. S. Treasury Notes                   5.875%    03/31/99       99.750    1,396,500      5.89%     6.02%
   10,000,000     U. S. Treasury Notes                   6.250%    03/31/99      100.344   10,034,400      6.23%     6.03%
    3,000,000     U. S. Treasury Notes                   7.000%    04/15/99      101.578    3,047,340      6.89%     6.06%
    8,500,000     U. S. Treasury Notes                   6.375%    07/15/99      100.547    8,546,495      6.34%     6.08%
    2,000,000     U. S. Treasury Notes                   8.000%    08/15/99      103.687    2,073,740      7.72%     6.13%
    2,000,000     U. S. Treasury Notes                   7.875%    11/15/99      103.719    2,074,380      7.59%     6.16%
    1,500,000     U. S. Treasury Notes                   8.500%    02/15/00      105.469    1,582,035      8.06%     6.23%
   11,100,000     U. S. Treasury Notes                   7.125%    02/29/00      102.187   11,342,757      6.97%     6.23%
    8,000,000     U. S. Treasury Notes                   6.250%    05/31/00      100.047    8,003,760      6.25%     6.24%
    1,500,000     U. S. Treasury Notes                   5.625%    02/28/01       97.766    1,466,490      5.75%     6.32%
    9,650,000     U. S. Treasury Notes                   7.500%    11/15/01      104.203   10,055,590      7.20%     6.38%
    4,000,000     U. S. Treasury Notes                   6.250%    02/28/02       99.437    3,977,480      6.29%     6.40%

    3,400,000     Federal Home Loan Banks                5.020%    11/16/98       98.813    3,359,641      5.08%     5.84%
                                                                                         -----------


Total Investments (identified cost, $105,939,511) -- 98.0%                                           $106,434,129

Other Assets, Less Liabilities -- 2.0%                                                      2,222,630
                                                                                         -----------

Net Assets -- 100.0%                                                                     $108,656,759
                                                                                         ============
Average Maturity  -- 2  Years (1)

(1) Unaudited.

See Notes To Financial Statements

                     WRIGHT U.S. TREASURY PORTFOLIO (WUSTB)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1997 (UNAUDITED)



Face                                                    Coupon     Maturity      Market                   Current   Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1)  Maturity(1)
---------------------------------------------------------------------------------------------------------------------------------


$   5,500,000     U. S. Treasury Notes                   5.875%    11/15/99     $ 99.359  $ 5,464,745      5.91%     6.17%
    3,400,000     U. S. Treasury Notes                   6.250%    05/31/00      100.047    3,401,598      6.25%     6.24%
    5,700,000     U. S. Treasury Notes                   5.250%    01/31/01       96.672    5,510,304      5.43%     6.27%
      600,000     U. S. Treasury Notes                   6.625%    07/31/01      100.937      605,622      6.56%     6.37%
      900,000     U. S. Treasury Notes                   6.250%    02/15/03       99.219      892,971      6.30%     6.42%
   14,000,000     U. S. Treasury Notes                   6.500%    05/15/05       99.812   13,973,680      6.51%     6.54%
    8,950,000     U. S. Treasury Notes                   6.500%    08/15/05       99.719    8,924,851      6.52%     6.55%
    2,000,000     U. S. Treasury Notes                   5.875%    11/15/05       95.672    1,913,440      6.14%     6.56%
    4,500,000     U. S. Treasury Notes                   5.625%    02/15/06       93.922    4,226,490      5.99%     6.57%
    3,500,000     U. S. Treasury Notes                   6.500%    10/15/06       99.578    3,485,230      6.53%     6.57%
    1,500,000     U. S. Treasury Notes                   6.625%    05/15/07      100.828    1,512,420      6.57%     6.52%

      600,000     U. S. Treasury Bonds                  11.625%    11/15/04      129.562      777,372      8.97%     6.53%
    1,000,000     U. S. Treasury Bonds                  10.000%    05/15/10      120.312    1,203,120      8.31%     7.51%
    1,300,000     U. S. Treasury Bonds                  14.000%    11/15/11      150.703    1,959,139      9.29%     8.00%
    6,100,000     U. S. Treasury Bonds                   7.250%    05/15/16      104.281    6,361,141      6.95%     6.84%
                                                                                         -----------

Total Investments (identified cost, $60,350,206)-- 96.2%                                 $ 60,212,123


Other Assets, less Liabilities--  3.8%                                                      2,371,147
                                                                                         -----------


Net Assets-- 100.0%                                                                      $ 62,583,270
                                                                                         ============

Average Maturity -- 8.1 Years (1)

(1) Unaudited.

See Notes To Financial Statements

                     WRIGHT CURRENT INCOME PORTFOLIO (WCIF)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1997 (UNAUDITED)
================================================================================


Face                                                      Coupon       Maturity        Market                       Current
Amount            Description                              Rate          Date           Price          Value       Yield(1)
--------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT INVESTMENTS - 95.4%
$     4,388       GNMA POOL # 000434                       8.00%       4/15/01        $102.130         $ 4,482       7.83%
        932       GNMA POOL # 000473                       7.50%       4/15/01         101.011             942       7.42%
  1,303,328       GNMA POOL # 000545                       7.50%      12/20/22         100.436       1,309,011       7.47%
  2,077,987       GNMA POOL # 000723                       7.50%       1/20/23         100.436       2,087,048       7.47%
  1,881,537       GNMA POOL # 001268                       8.00%       7/20/23         102.218       1,923,270       7.83%
      2,805       GNMA POOL # 001408                       6.50%       3/15/02          99.200           2,783       6.55%
    115,378       GNMA POOL # 001596                       9.00%       4/20/21         106.062         122,373       8.49%
    506,537       GNMA POOL # 001788                       7.00%       7/20/24          98.281         497,830       7.12%
    963,376       GNMA POOL # 002218                       7.50%       5/20/26          99.936         962,760       7.50%
      2,544       GNMA POOL # 003026                       8.00%       1/15/04         102.740           2,614       7.79%
      1,304       GNMA POOL # 003331                       8.00%       1/15/04         102.994           1,344       7.77%
      3,676       GNMA POOL # 004183                       8.00%       7/15/04         102.994           3,787       7.77%
      2,652       GNMA POOL # 004433                       9.00%      11/15/04         105.278           2,792       8.55%
    944,269       GNMA POOL # 004702                       7.50%       2/15/26         100.281         946,923       7.48%
      6,161       GNMA POOL # 005466                       8.50%       3/15/05         104.365           6,431       8.14%
        644       GNMA POOL # 005561                       8.50%       4/15/05         103.988             671       8.17%
  3,842,268       GNMA POOL # 005601                       8.00%      11/15/26         102.312       3,931,102       7.82%
      2,985       GNMA POOL # 005687                       7.25%       2/15/05         101.084           3,018       7.17%
      3,820       GNMA POOL # 005910                       7.25%       2/15/05         101.084           3,862       7.17%
     16,250       GNMA POOL # 007003                       8.00%       7/15/05         103.503          16,820       7.73%
      2,584       GNMA POOL # 007319                       6.50%      10/15/04          98.778           2,553       6.58%
      6,753       GNMA POOL # 009106                       8.25%       5/15/06         104.200           7,037       7.92%
      8,909       GNMA POOL # 009889                       7.25%       2/15/06         100.988           8,997       7.18%
      1,751       GNMA POOL # 011191                       7.25%       4/15/06         100.988           1,769       7.18%
      5,990       GNMA POOL # 012526                       8.00%      11/15/06         103.700           6,212       7.71%
  1,580,890       GNMA POOL # 044190                       8.00%      12/15/26         102.312       1,617,441       7.82%
     99,656       GNMA POOL # 151443                      10.00%       3/15/16         109.807         109,430       9.11%
     31,776       GNMA POOL # 153564                      10.00%       4/15/16         109.630          34,837       9.12%
    154,561       GNMA POOL # 172558                       9.50%       8/15/16         108.500         167,699       8.76%
    178,524       GNMA POOL # 176992                       8.00%      11/15/16         103.843         185,385       7.70%
     52,519       GNMA POOL # 177784                       8.00%      10/15/16         103.843          54,537       7.70%
     62,819       GNMA POOL # 180033                       9.50%       9/15/16         108.500          68,159       8.76%
     10,966       GNMA POOL # 188060                       9.50%      10/15/16         108.500          11,899       8.76%
      7,433       GNMA POOL # 190959                       8.50%       2/15/17         105.562           7,847       8.05%
    131,774       GNMA POOL # 192357                       8.00%       4/15/17         103.681         136,625       7.72%
    447,050       GNMA POOL # 194057                       8.50%       4/15/17         105.562         471,915       8.05%
     93,370       GNMA POOL # 194287                       9.50%       3/15/17         108.450         101,260       8.76%
    785,438       GNMA POOL # 194926                       8.50%       2/15/17         105.562         829,124       8.05%
     15,059       GNMA POOL # 196063                       8.50%       3/15/17         105.562          15,897       8.05%
    295,652       GNMA POOL # 203369                       8.00%      12/15/16         103.843         307,015       7.70%
     15,850       GNMA POOL # 206740                      10.00%      10/15/17         109.913          17,422       9.10%
    113,372       GNMA POOL # 206762                       9.00%       4/15/21         106.874         121,165       8.42%
     89,509       GNMA POOL # 207019                       8.00%       3/15/17         103.681          92,804       7.72%
     33,282       GNMA POOL # 208076                       8.00%       4/15/17         103.681          34,507       7.72%


$    33,166       GNMA POOL # 210520                      10.50%       8/15/17        $110.950        $ 36,798       9.46%
     32,067       GNMA POOL # 210618                       9.50%       4/15/17         108.450          34,777       8.76%
    141,127       GNMA POOL # 211013                       9.00%       1/15/20         106.952         150,939       8.41%
    133,164       GNMA POOL # 211231                       8.50%       5/15/17         105.562         140,571       8.05%
    103,661       GNMA POOL # 212601                       8.50%       6/15/17         105.562         109,427       8.05%
     34,707       GNMA POOL # 218420                       8.50%      11/15/21         104.937          36,421       8.10%
    253,521       GNMA POOL # 219335                       8.00%       5/15/17         103.681         262,853       7.72%
    251,005       GNMA POOL # 220703                       8.00%       5/15/17         103.681         260,245       7.72%
     27,414       GNMA POOL # 220917                       8.50%       4/15/17         105.562          28,939       8.05%
    577,104       GNMA POOL # 222112                       8.00%       1/15/22         102.936         594,049       7.77%
     41,446       GNMA POOL # 223126                      10.00%       8/15/17         109.913          45,555       9.10%
    135,641       GNMA POOL # 223133                       9.50%       7/15/17         108.450         147,103       8.76%
     31,160       GNMA POOL # 223348                      10.00%       8/15/18         109.913          34,250       9.10%
     17,910       GNMA POOL # 223588                      10.00%      12/15/18         110.106          19,721       9.08%
     16,461       GNMA POOL # 224078                      10.00%       7/15/18         110.021          18,111       9.09%
    101,087       GNMA POOL # 228308                      10.00%       1/15/19         109.913         111,108       9.10%
     70,371       GNMA POOL # 228483                       9.50%       9/15/19         108.350          76,247       8.77%
     52,126       GNMA POOL # 230223                       9.50%       4/15/18         108.400          56,505       8.76%
     71,941       GNMA POOL # 235000                      10.00%       1/15/18         109.913          79,073       9.10%
     68,586       GNMA POOL # 245580                       9.50%       7/15/18         108.400          74,347       8.76%
     56,425       GNMA POOL # 247473                      10.00%       9/15/18         110.106          62,128       9.08%
    146,047       GNMA POOL # 247681                       9.00%      11/15/19         107.030         156,315       8.41%
     35,691       GNMA POOL # 247872                      10.00%       9/15/18         110.021          39,268       9.09%
     30,897       GNMA POOL # 250412                       8.00%       3/15/18         103.518          31,985       7.73%
     64,343       GNMA POOL # 251241                       9.50%       6/15/18         108.400          69,749       8.76%
    118,575       GNMA POOL # 258911                       9.50%       9/15/18         108.400         128,535       8.76%
     54,210       GNMA POOL # 260999                       9.50%       9/15/18         108.400          58,764       8.76%
     72,506       GNMA POOL # 263439                      10.00%       2/15/19         110.021          79,772       9.09%
     82,687       GNMA POOL # 265267                       9.50%       8/15/20         108.300          89,550       8.77%
     35,598       GNMA POOL # 266983                      10.00%       2/15/19         110.021          39,166       9.09%
     17,045       GNMA POOL # 273690                       9.50%       8/15/19         108.350          18,468       8.77%
     50,471       GNMA POOL # 274489                       9.50%      12/15/19         108.350          54,686       8.77%
     37,744       GNMA POOL # 275456                       9.50%       8/15/19         108.350          40,896       8.77%
     83,137       GNMA POOL # 275538                       9.50%       1/15/20         108.300          90,038       8.77%
     41,385       GNMA POOL # 277205                       9.00%      12/15/19         107.030          44,295       8.41%
     27,663       GNMA POOL # 285467                       9.50%       7/15/20         108.300          29,959       8.77%
     96,955       GNMA POOL # 285744                       9.00%       5/15/20         106.952         103,696       8.41%
    119,749       GNMA POOL # 286556                       9.00%       3/15/20         106.952         128,075       8.41%
      2,965       GNMA POOL # 287999                       9.00%       9/15/20         106.952           3,172       8.42%
    195,537       GNMA POOL # 289092                       9.00%       4/15/20         106.952         209,131       8.41%
     13,724       GNMA POOL # 289949                       8.50%       7/15/21         104.937          14,403       8.10%
     32,560       GNMA POOL # 290700                       9.00%       8/15/20         106.952          34,824       8.41%
     65,415       GNMA POOL # 291933                       9.50%       7/15/20         108.300          70,845       8.77%
     42,577       GNMA POOL # 293666                       8.50%       6/15/21         104.937          44,679       8.10%


$     2,617       GNMA POOL # 294209                       9.00%       7/15/21        $106.874         $ 2,797       8.42%
     58,633       GNMA POOL # 294577                       9.50%      11/15/20         108.300          63,500       8.77%
     13,109       GNMA POOL # 297345                       8.50%       8/15/20         105.093          13,777       8.09%
     40,677       GNMA POOL # 301017                       8.50%       6/15/21         104.937          42,685       8.10%
    102,837       GNMA POOL # 301366                       8.50%       6/15/21         104.937         107,915       8.10%
    128,399       GNMA POOL # 302713                       9.00%       2/15/21         106.874         137,226       8.42%
     14,399       GNMA POOL # 302723                       8.50%       5/15/21         104.937          15,110       8.10%
    114,127       GNMA POOL # 302781                       8.50%       6/15/21         104.937         119,762       8.10%
    120,663       GNMA POOL # 302933                       8.50%       6/15/21         104.937         126,620       8.10%
    108,216       GNMA POOL # 304512                       8.50%       5/15/21         104.937         113,559       8.10%
    198,145       GNMA POOL # 305091                       9.00%       7/15/21         106.874         211,766       8.42%
     19,308       GNMA POOL # 306669                       8.00%       7/15/21         103.030          19,893       7.76%
    166,465       GNMA POOL # 306693                       8.50%       9/15/21         104.937         174,684       8.10%
    134,373       GNMA POOL # 308792                       9.00%       7/15/21         106.874         143,610       8.42%
     98,257       GNMA POOL # 311087                       8.50%       7/15/21         104.937         103,109       8.10%
     21,657       GNMA POOL # 314222                       8.50%       4/15/22         104.656          22,666       8.12%
    255,483       GNMA POOL # 314581                       9.50%      10/15/21         108.250         276,561       8.78%
    430,594       GNMA POOL # 315187                       8.00%       6/15/22         102.936         443,237       7.77%
    581,276       GNMA POOL # 315388                       8.00%       2/15/22         102.936         598,343       7.77%
    446,320       GNMA POOL # 315754                       8.00%       1/15/22         102.936         459,425       7.77%
    882,867       GNMA POOL # 316240                       8.00%       1/15/22         102.936         908,788       7.77%
    309,163       GNMA POOL # 316615                       8.50%      11/15/21         104.937         324,427       8.10%
    296,298       GNMA POOL # 317069                       8.50%      12/15/21         104.937         310,926       8.10%
    418,043       GNMA POOL # 317351                       8.00%       5/15/22         102.936         430,318       7.77%
    428,743       GNMA POOL # 317358                       8.00%       5/15/22         102.936         441,332       7.77%
    354,412       GNMA POOL # 318776                       8.00%       2/15/22         102.936         364,818       7.77%
     11,595       GNMA POOL # 318793                       8.50%       2/15/22         104.656          12,135       8.12%
    442,972       GNMA POOL # 319441                       8.50%       4/15/22         104.656         463,598       8.12%
    277,017       GNMA POOL # 321806                       8.00%       5/15/22         102.936         285,150       7.77%
    553,082       GNMA POOL # 321807                       8.00%       5/15/22         102.936         569,321       7.77%
    372,508       GNMA POOL # 321976                       8.50%       1/15/22         104.656         389,852       8.12%
    587,943       GNMA POOL # 323226                       8.00%       6/15/22         102.936         605,206       7.77%
    540,125       GNMA POOL # 323929                       8.00%       2/15/22         102.936         555,983       7.77%
    500,237       GNMA POOL # 325165                       8.00%       6/15/22         102.936         514,925       7.77%
    396,954       GNMA POOL # 325651                       8.00%       6/15/22         102.936         408,609       7.77%
    683,430       GNMA POOL # 329540                       7.50%       8/15/22         100.843         689,191       7.44%
  1,140,679       GNMA POOL # 329982                       7.50%       2/15/23         100.750       1,149,235       7.44%
    614,932       GNMA POOL # 331361                       8.00%      11/15/22         102.936         632,987       7.77%
  1,230,001       GNMA POOL # 335746                       8.00%      10/15/22         102.936       1,266,114       7.77%
    430,267       GNMA POOL # 335950                       8.00%      10/15/22         102.936         442,900       7.77%
  2,279,237       GNMA POOL # 348103                       7.00%       6/15/23          98.688       2,249,334       7.09%
    870,943       GNMA POOL # 348213                       6.50%       8/15/23          96.375         839,371       6.74%
  1,410,056       GNMA POOL # 350372                       7.00%       4/15/23          98.688       1,391,557       7.09%
  1,544,646       GNMA POOL # 350659                       7.50%       6/15/23         100.750       1,556,232       7.44%


$ 1,697,680       GNMA POOL # 350938                       6.50%       8/15/23        $ 96.375     $ 1,636,139       6.74%
    871,057       GNMA POOL # 362174                       6.50%       1/15/24          96.281         838,663       6.75%
    845,468       GNMA POOL # 362628                       7.00%       8/15/23          98.688         834,376       7.09%
    859,089       GNMA POOL # 363429                       7.00%       8/15/23          98.688         847,819       7.09%
    830,677       GNMA POOL # 367414                       6.00%      11/15/23          93.500         776,683       6.42%
  1,576,143       GNMA POOL # 367806                       6.50%       9/15/23          96.375       1,519,009       6.74%
  2,126,734       GNMA POOL # 368238                       7.00%      12/15/23          98.688       2,098,831       7.09%
  2,548,251       GNMA POOL # 368502                       7.00%       2/15/24          98.594       2,512,423       7.10%
  1,683,685       GNMA POOL # 370773                       6.00%      11/15/23          93.500       1,574,246       6.42%
  2,769,910       GNMA POOL # 372050                       6.50%       2/15/24          96.281       2,666,898       6.75%
  1,956,177       GNMA POOL # 372379                       8.00%      10/15/26         102.312       2,001,404       7.82%
  3,415,599       GNMA POOL # 376218                       7.50%       8/15/25         100.343       3,427,315       7.47%
    921,529       GNMA POOL # 398251                       7.50%       9/15/25         100.343         924,691       7.47%
  1,580,040       GNMA POOL # 405558                       7.50%       1/15/26         100.375       1,585,967       7.47%
    967,477       GNMA POOL # 414736                       7.50%      11/15/25         100.343         970,797       7.47%
  1,025,165       GNMA POOL # 417225                       7.50%       1/15/26         100.375       1,029,011       7.47%
    967,428       GNMA POOL # 421829                       7.50%       4/15/26         100.281         970,148       7.48%
    948,364       GNMA POOL # 424173                       7.50%       3/15/26         100.281         951,029       7.48%
    966,321       GNMA POOL # 431036                       8.00%       7/15/26         102.312         988,662       7.82%
  1,279,865       GNMA POOL # 436723                       7.50%      11/15/26         100.281       1,283,462       7.48%
  3,293,560       GNMA POOL # 436777                       7.00%       4/15/27          98.156       3,232,827       7.13%
  2,470,560       GNMA POOL # 440166                       7.00%       2/15/27          98.156       2,425,004       7.13%
  1,065,808       GNMA POOL # 442193                       7.50%      12/15/26         100.281       1,068,804       7.48%
  4,317,561       GNMA POOL # 448490                       7.50%       3/15/27         100.281       4,329,693       7.48%
  2,834,561       GNMA POOL # 780429                       7.50%       9/15/26         100.343       2,844,284       7.47%
    986,893       GNMA POOL # 780518                       7.00%       6/15/26          98.218         969,307       7.13%
                                                                                                   -----------

Total Government Investments (identified cost, $84,479,717)-- 95.4%                               $ 84,506,883

RESERVE FUNDS -  4.0%

$ 3,530,000       AMERICAN EXPRESS CORP                   6.001%        7/1/97                       3,530,000       6.00%
                                                                                                   -----------      ------

Total Investments (identified cost $88,009,717)--  99.4%                                           $88,036,883

Other Assets, less Liabilities-- 0.6%                                                                  531,383
                                                                                                   -----------

Net Assets-- 100.0%                                                                                $88,568,266
                                                                                                  ============

(1) Unaudited.
See Notes To Financial Statements

         The Wright Managed
         Blue Chip Investment Funds

         Semi-Annual Report

         Officers and Trustees of the Funds
         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President
         Winthrop S. Emmet, Trustee
         Leland Miles, Trustee
         Lloyd F. Pierce, Trustee
         George R. Prefer, Trustee
         Richard E. Taber, Trustee
         Raymond Van Houtte, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         Administrator
         Eaton Vance Management
         24 Federal Street
         Boston, Massachusetts 02110

         Investment Adviser
         Wright Investors' Service
         1000 Lafayette Boulevard
         Bridgeport, Connecticut 06604

         Principal Underwriter
         Wright Investors' Service Distributors, Inc.
         1000 Lafayette Boulevard
         Bridgeport, Connecticut 06604

         Custodian
         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         Transfer and Dividend Disbursing Agent
         First Data Investor Services Group
         Wright Managed Investment Funds
         P.O. Box 5156
         Westborough, Massachusetts 01581-9698


         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.